DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  For the April 1998 semi-annual letter, I was able to report that Dreyfus Premier International Growth Fund registered gains both in absolute terms and in comparison to the main international equity index, the Morgan Stanley Capital
International   Europe,   Australasia,   Far   East   (EAFE((reg.tm)  )) Index.
Unfortunately, I must report that your Fund underperformed the EAFE Index in the second half of the fiscal year ended October 31, 1998, and finished well behind it for the full year as a result. For the 12-month period ended October 31, 1998, Dreyfus Premier International Growth Fund finished the year with a return of -4.50% for Class A shares, -5.22% for Class B shares, -5.34% for Class C shares and -4.44% for Class R shares,* while the EAFE Index produced a full year gain of 9.65% for the same period. **

  There are two major reasons for the difficult year your Fund has experienced. Both have to do with the turbulent world market conditions of August and
September, 1998. First, in an effort to protect assets during the period of turmoil, your Fund's currency exposure was completely hedged. As you may recall, the Dreyfus Premier International Growth Fund's policy is to hedge currency exposure when, in my view, the U.S. dollar has the potential to rise by more than 10% against a given currency over a period of 12 to 18 months. This is a practical consideration since, in an international fund, most of the stocks owned are denominated in foreign currency. When the dollar rises, the value of the foreign currency, and thus the stock, falls. Hedging is meant to offset this and should be a defensive strategy. This did not prove to be the case during the recent market turmoil. Even as investors around the world rushed to invest in safe haven assets such as U.S. government bonds, there proved to be not the coincident rush into dollars I had expected but a sell-off of the U.S. currency. Thus, my hedging strategy resulted in losses for your Fund in the last several
months    of    the    fiscal    year.

The second reason for the Fund's underperformance was its substantial position in European financial stocks. As the reader will recall, financial stocks around the world performed very poorly in August and September as the emerging market crisis spread to Russia and a large U.S.-based investment fund required financial support from its banks. Although most of the banks and insurance companies held by your Fund are primarily involved in local European markets, their stock prices declined as sharply as those of the large international banks and more than many other nonfinancial stocks. A few examples of Dreyfus Premier International Growth Fund' s holdings that sustained declines are the local Finnish insurer Sampo Insurance, down 57%; Bank of Ireland, down 36%; Italian insurer Instituto Nazionale delle Assicurazioni, down 34%; and Sweden's Svenska Handelsbanken, down 35% . Prices of these issues have recovered somewhat from these lows.

  Beyond the difficulties described above, shares of a number of growth companies held by your Fund performed quite well over the period. Two of these, Colt Telecom and Olivetti, are entrants in the newly deregulated European telecom market. As a result of very high levels of customer and revenue growth, Olivetti rose 42% and Colt Telecom more than doubled. Other strong performers for the fiscal year were the French water service company Vivendi, up 49%; German retailer Douglas Holding, up 55%; Dutch baby food producer Numico, up 36% ; and cellular phone service provider Vodafone, which more than doubled.

INVESTMENT APPROACH

  During my 15 years in the international investment business I have developed an investment process designed to deliver to investors a portfolio that includes a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they are attractive for investment, and active currency management. The crucial challenge for an international equity investor is how to judge the relative attractiveness of various markets when there are scores to choose from. I address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world' s major markets. My work in these areas is driven by PC-based tools developed over time. Markets and industry sectors are overweighted, underweighted or market weighted relative to the EAFE Index. Dreyfus Premier International Growth Fund invests in emerging markets when, in my opinion, significant opportunities present themselves in this asset class

  In this investment process, stocks are managed in a disciplined way. I search for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often have made a corporate change in management, strategy or business structure that will positively alter their future growth rate. Generally, stocks purchased also need to have attractive valuations both relative to their own history and that of the local market. Companies typically are sold when growth is forecast to fall below my own or consensus estimates, the valuation target is reached or the weighting in that
market    reduced   as   a   result   of   an   asset   allocation   decision.

  Foreign currencies are at least partially hedged, where practicable.

CURRENT STRATEGY

  Looking across world markets through the filter of our six screens--growth, valuation, interest rates, liquidity, currency, and technical analysis--is not an easy task in a world undergoing so much change. But let's take a moment to survey the big picture before focusing on specific opportunities in each region

  We believe that economic growth will be slow in 1999. The full effect of the difficulties that began in Asia in the summer and fall of 1997 has hit the developed economies in Europe and the U.S., even while it is causing deeper problems for the already troubled Japanese economy. The Dreyfus Premier International Growth Fund research team estimates that the strongest growth in both Gross Domestic Product (GDP) and earnings will be in Continental Europe. Global stock valuations had been rather stretched in the summer of 1998 but have become much more attractive following the sharp market correction of August and September. Stocks in Continental Europe are trading on an average of eighteen times estimated 1999 earnings. Japanese stocks, while not cheap on projected earnings, exhibit attractive valuations in the areas of price/book, price/sales and price/cash flow. Many emerging markets equities are also cheap. Perhaps the best piece of news from our six-factor analysis at the moment is the likelihood of a broad decline in interest rates. The Dreyfus Premier International Growth Fund research team expects interest rates to decline in both Continental Europe
and   the  U.K.  in  1999  and  to  remain  low  in  the  rest  of  the  world.

In our view, Continental Europe continues to look like an attractive place for investment. In addition to a relatively favorable outlook for growth, valuation and interest rates, three additional positive factors are worth mentioning. First, continental companies continue to restructure and move toward the investment perspective of the shareholders. Second, private pension systems and equity-oriented savings plans are beginning to find favor. Third, Continental European governments have the financial resources to spur growth with fiscal policy should they decide this is necessary. Where specific stocks are concerned, our investment team continues to seek attractive growth at a reasonable price among many of the regional banks and insurance companies on the Continent. Many of these are in process of restructuring. Among your Fund's core holdings in this area are Sampo Insurance of Finland despite its recent decline, Instituto Bancario San Paolo di Torino, Skandia Forsakrings of Sweden and Schweizerische Lebensversicherungs und Retenan. As mentioned earlier, the newly deregulated telecom services business was a profitable investment area for your Fund in the past fiscal year. We expect it to continue to be an area of focused investment for 1999. Core positions in the telecom area include Colt Telecom,
Olivetti,    Mannesmann    and    Netcom.

  While overall prospects for the U.K. appear less buoyant than those of the Continent, your Fund holds a number of U.K. stocks that we believe possess attractive growth prospects and valuations. Perhaps most interesting among these is British Sky Broadcasting Group, one of the pioneers in the digital television broadcasting industry in the country. Overall, however, your Fund remains underweight in the U.K. market compared to that market's weight in the EAFE Index.

  Dreyfus Premier International Growth Fund remains underweight in the Japanese market as well. We believe the 1999 calendar year could be another year of declining GDP and earnings in that market. Although, as I mentioned earlier, stocks appear cheap on some measures in that market, investor enthusiasm has been restrained by ongoing questions not only about growth but also about the commitment of the Japanese government and companies to reform. On the government level, deregulation of the economy and reform of the banking system remain a stop-go process. Some deregulatory steps have been taken in industries such as retailing but much more needs to be done. In the bank sector the government is moving to inject new capital into the banks but sadly, not to reform the practices under which loans are made and bad loans are recognized on the balance sheet. Some private companies are beginning to restructure and recognize shareholders as the true owners of the company but this is a small minority at present.

  In my April 1998 letter I remarked that, "I remain cautious on emerging markets." I believe one can be a bit more sanguine today, but not bullish. Economic growth is not, in my view, going to return to the Asian emerging markets in 1999. These markets may become targets for investment in your Fund during 1999, however, as visibility on renewed economic growth in the year 2000 improves. The picture in Latin America is more positive. Our research team believes that Latin markets have been unfairly tainted by association with the Asian emerging markets. Interest rates have risen to very high levels to protect against capital outflows. Economic growth is set to slow in the next few months as a result. But far-reaching reforms are being enacted and implemented in the region' s largest nation, Brazil, which we believe will substantially relieve investor concerns. As a result, your Fund made new investments in both Brazil and Mexico near the end of the fiscal year. These large liquid stocks, valued at price-to-earnings ratios of 6 to 9, represent some of the cheapest stocks in the world in our view. As reforms take hold, valuations of these Latin stocks may rise until they are more in line with those seen in the rest of the world

  As manager of Dreyfus Premier International Growth Fund, I look forward to communicating with you again next spring in the semi-annual shareholder letter.

           Sincerely,

[Ron Chapman signature logo]
               Ron Chapman

           Portfolio Manager

November 16, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**SOURCE:   LIPPER  ANALYTICAL  SERVICES,  INC.--The  Morgan  Stanley  Capital
International Europe, Australasia, Far East (EAFE((reg.tm) )) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and include net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.


DREYFUS PREMIER INTERNATIONAL GROWTH FUND                    OCTOBER 31, 1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER INTERNATIONAL GROWTH FUND CLASS A SHARES AND THE MORGAN STANLEY CAPITAL
          INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(R)) INDEX
[Exhibit A:
                                    Dollars

$16,900

Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index*

$15,975

Dreyfus Premier International Growth Fund (Class A Shares)

*Source: Lipper Analytical Services, Inc.]

Average Annual Total Returns
--------------------------------------------------------------------------------

           Class A Shares                          Class B Shares

_______________________________________________________         __________________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge   Sales Charge (5.75%)     Period Ended 10/31/98      Redemption         Redemption*

_____________________    _______________   __________________     _____________________     ____________   __________________
1 Year                      (4.50)%           (9.98)%             1 Year                     (5.22)%           (8.42)%

5 Years                      6.01              4.76               5 Years                     5.21              4.94

From Inception (1/31/92)     8.13              7.19               From Inception (1/15/93)    6.98              6.86

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98

_____________________    _______________   __________________     _____________________

1 Year                      (5.34)%           (6.14)%             1 Year                     (4.44)%

From Inception (9/5/95)      5.53              5.53               From Inception (9/5/95)     6.53
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier International Growth Fund on 1/31/92 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm) )) Index ("MSCI EAFE") on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund' s investment approach is that of an international fund that invests substantially all of its assets in foreign securities. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. The MSCI EAFE, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                     OCTOBER 31, 1998

Common Stocks--100.1%                                                                              Shares            Value
-------------------------------------------------------
                                                                                                ____________      ____________

                      Brazil--4.6%  Compania de Saneamento
                                        Basico do Estado de Sao Paulo  . . . . . . . . . .             14,500       $ 1,166,806

                                    Telecomunicoaes Brasileiras, ADR . . . . . . . . . . .             42,000         3,189,375

                                                                                                                   ____________

                                                                                                                      4,356,181

                                                                                                                   ____________



                     Finland--1.0%  Sampo Insurance  . . . . . . . . . . . . . . . . . . .             30,000           935,917

                                                                                                                   ____________


                      France--9.6%  Accor  . . . . . . . . . . . . . . . . . . . . . . . .              6,500         1,367,249

                                    Alcatel    . . . . . . . . . . . . . . . . . . . . . .             14,300         1,595,476

                                    Axa  . . . . . . . . . . . . . . . . . . . . . . . . .             23,000         2,603,461

                                    Pathe  . . . . . . . . . . . . . . . . . . . . . . . .              7,000         1,338,681

                                    Suez Lyonnaise des Eaux  . . . . . . . . . . . . . . .              5,700         1,022,260

                                    Vivendi  . . . . . . . . . . . . . . . . . . . . . . .              4,600         1,052,163

                                    Vivendi (Warrants) . . . . . . . . . . . . . . . . . .             11,200  (a)       22,913

                                                                                                                   ____________

                                                                                                                      9,002,203

                                                                                                                   ____________


                     Germany--8.6%  Douglas Holding  . . . . . . . . . . . . . . . . . . .             19,400         1,113,797

                                    Hoechst  . . . . . . . . . . . . . . . . . . . . . . .             53,000         2,216,474

                                    Linde  . . . . . . . . . . . . . . . . . . . . . . . .              2,000         1,087,811

                                    Mannesmann . . . . . . . . . . . . . . . . . . . . . .             14,000         1,379,102

                                    Muenchener Rueckverisicherungs-Gesellschaft  . . . . .              2,800         1,282,649

                                    Viag . . . . . . . . . . . . . . . . . . . . . . . . .              1,400           951,834

                                                                                                                   ____________

                                                                                                                      8,031,667

                                                                                                                   ____________


                     Ireland--3.6%  Bank of Ireland  . . . . . . . . . . . . . . . . . . .            127,000         2,350,961

                                    Ryanair, ADS . . . . . . . . . . . . . . . . . . . . .             35,000  (a)    1,028,125

                                                                                                                   ____________

                                                                                                                      3,379,086

                                                                                                                   ____________

                    Italy--11.4%  Banca Nazionale del Lavoro . . . . . . . . . . . . . .            400,000  (a)    1,060,638

                                    Banca Popolare Di Brescia  . . . . . . . . . . . . . .             50,000         1,174,737

                                    ENI  . . . . . . . . . . . . . . . . . . . . . . . . .            200,000         1,193,707

                                    Instituto Bancario San Paolo di Torino . . . . . . . .            142,000         2,111,065

                                    Instituto Nazionale delle Assicurazioni  . . . . . . .            500,000         1,383,840

                                    Olivetti     . . . . . . . . . . . . . . . . . . . . .          1,125,000  (a)    2,750,038

                                    Telecom Italia . . . . . . . . . . . . . . . . . . . .            144,000         1,042,202

                                                                                                                   ____________

                                                                                                                     10,716,227

                                                                                                                   ____________

                     Japan--11.6%  Daikin Industries  . . . . . . . . . . . . . . . . . .            136,000         1,079,328

                                    Honda Motor  . . . . . . . . . . . . . . . . . . . . .             30,000           904,782

                                    Hosiden  . . . . . . . . . . . . . . . . . . . . . . .             40,000           659,371

                                    Kao  . . . . . . . . . . . . . . . . . . . . . . . . .             50,000         1,016,803

                                    Mitsubishi Estate  . . . . . . . . . . . . . . . . . .            100,000           910,814

                                    Mitsui Chemicals . . . . . . . . . . . . . . . . . . .            240,000           748,643

                                    NTT Mobile Communications Network  . . . . . . . . . .                 17           616,717

                                    Nidec    . . . . . . . . . . . . . . . . . . . . . . .              8,000           731,409

                                    Nintendo . . . . . . . . . . . . . . . . . . . . . . .              7,000           594,744

                                    Olympus Optical  . . . . . . . . . . . . . . . . . . .             72,000           744,507


DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                          Shares             Value
-------------------------------------------------------
                                                                                                ____________      ____________


                 Japan (continued)  Ryohin Keikaku . . . . . . . . . . . . . . . . . . . .              7,000      $    760,017

                                    SHIMANO  . . . . . . . . . . . . . . . . . . . . . . .             30,000           666,954

                                    Wacoal . . . . . . . . . . . . . . . . . . . . . . . .             60,000           686,600

                                    Yoshitoni Pharmaceutical Industries  . . . . . . . . .             70,000           781,129

                                                                                                                   ____________

                                                                                                                     10,901,818

                                                                                                                   ____________


                      Mexico--7.6%  Grupo Televisa, GDS  . . . . . . . . . . . . . . . . .            140,000  (a)    3,797,500

                                    Telefonos de Mexico, ADR . . . . . . . . . . . . . . .             63,000         3,327,188

                                                                                                                   ____________

                                                                                                                      7,124,688

                                                                                                                   ____________


                 Netherlands--4.8%  ING Groep  . . . . . . . . . . . . . . . . . . . . . .             31,000         1,501,742

                                    Koninklijke Numico . . . . . . . . . . . . . . . . . .             36,000         1,417,930

                                    Koninklijke (Royal) Philips Electronics  . . . . . . .             16,000           852,259

                                    Koninklijke (Royal) Philips Electronics, ADR . . . . .             14,000           768,250

                                                                                                                   ____________

                                                                                                                      4,540,181

                                                                                                                   ____________


                      Norway--1.7%  Merkantildata  . . . . . . . . . . . . . . . . . . . .            160,000         1,619,810

                                                                                                                   ____________


                    Portugal--2.0%  Banco Commercial Portugues . . . . . . . . . . . . . .             40,000         1,246,288

                                    Portugal Telecom . . . . . . . . . . . . . . . . . . .             14,000           660,164

                                                                                                                   ____________

                                                                                                                      1,906,452

                                                                                                                   ____________


                South Africa--1.3%  Investec . . . . . . . . . . . . . . . . . . . . . . .             13,000           482,857

                                    Liberty Life Association of Africa . . . . . . . . . .             26,000           445,714

                                    Primedia . . . . . . . . . . . . . . . . . . . . . . .             85,000           318,750

                                                                                                                   ____________

                                                                                                                      1,247,321

                                                                                                                   ____________


                      Spain--11.6%  Adolfo Dominquez . . . . . . . . . . . . . . . . . . .             20,000  (a)      542,999

                                    Aldeasa  . . . . . . . . . . . . . . . . . . . . . . .             26,000           886,994

                                    Banco Santander  . . . . . . . . . . . . . . . . . . .            185,000         3,392,324

                                    Centros Commerciales Pryca . . . . . . . . . . . . . .             40,000           888,415

                                    Dogi . . . . . . . . . . . . . . . . . . . . . . . . .             45,000  (a)      686,034

                                    Repsol     . . . . . . . . . . . . . . . . . . . . . .             22,000         1,105,473

                                    Telefonica . . . . . . . . . . . . . . . . . . . . . .             75,000         3,390,192

                                                                                                                   ____________

                                                                                                                     10,892,431

                                                                                                                   ____________

                     Sweden--5.1%  Fastighets AB Balder . . . . . . . . . . . . . . . . .              4,400  (a)       41,288

                                    Electrolux, Cl. B  . . . . . . . . . . . . . . . . . .             70,000         1,057,266

                                    Netcom , Cl. B . . . . . . . . . . . . . . . . . . . .             28,000  (a)    1,054,566

                                    Skandia Forsakrings  . . . . . . . . . . . . . . . . .            119,000         1,522,013

                                    Svenska Handelsbanken, Cl. A . . . . . . . . . . . . .             27,000         1,140,112

                                                                                                                   ____________

                                                                                                                      4,815,245

                                                                                                                   ____________


                 Switzerland--3.2%  Nestle     . . . . . . . . . . . . . . . . . . . . . .                450           959,289

                                    Schweizerische Lebensverisicherungs-und Retenan  . . .              1,500           904,885

                                    UBS  . . . . . . . . . . . . . . . . . . . . . . . . .              4,000         1,099,926

                                                                                                                   ____________

                                                                                                                      2,964,100

                                                                                                                   ____________


DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                         OCTOBER 31, 1998

Common Stocks (continued)                                                                          Shares             Value
-------------------------------------------------------
                                                                                                ____________       ____________
                       Taiwan--.9%  Taiwan Semiconductor Manufacturing, ADS  . . . . . . .             57,565  (a) $    859,877

                                                                                                                   ____________


             United Kingdom--11.5%  British Petroleum  . . . . . . . . . . . . . . . . . .            115,000         1,688,313

                                    British Sky Broadcasting Group . . . . . . . . . . . .            210,000         1,712,000

                                    Colt Telecom . . . . . . . . . . . . . . . . . . . . .            222,000  (a)    2,898,698

                                    Diageo . . . . . . . . . . . . . . . . . . . . . . . .            125,280         1,352,686

                                    Granada  . . . . . . . . . . . . . . . . . . . . . . .             71,000         1,070,280

                                    Scottish & Newcastle . . . . . . . . . . . . . . . . .             68,000           828,697

                                    Vodafone . . . . . . . . . . . . . . . . . . . . . . .             90,000         1,205,280

                                                                                                                   ____________

                                                                                                                     10,755,954

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                      (cost $88,730,828) . . . . . . . . . . . . . . . . .                          $94,049,158

                                                                                                                   ____________

Preferred Stocks--1.7%
-------------------------------------------------------

              Brazil; Companhia Energetica de Minas Gerais


                                      (cost $2,299,877)  . . . . . . . . . . . . . . . . .             82,384       $ 1,602,111

                                                                                                                   ____________

TOTAL INVESTMENTS (cost $91,030,705) . . . . . . . . . . . . . . . . . . . . . . . . . . .             101.8%       $95,651,269
                                                                                                      _______      ____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .              (1.8%)     $ (1,698,218)
                                                                                                      _______      ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $93,953,051
                                                                                                      _______      ____________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                     Cost             Value
                                                                                                _____________     _____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $ 91,030,705      $ 95,651,269

                                 Receivable for investment securities sold . . . . . . . .                            4,578,780

                                 Dividends receivable  . . . . . . . . . . . . . . . . . .                              324,524

                                 Receivable for shares of Common Stock subscribed  . . . .                                   95

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                               22,916

                                                                                                                  _____________

                                                                                                                    100,577,584

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               61,416

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                               49,629

                                 Cash overdraft due to Custodian . . . . . . . . . . . . .                            2,007,577

                                 Payable for investment securities purchased . . . . . . .                            4,273,207

                                 Payable for shares of Common Stock redeemed . . . . . . .                               96,805

                                 Net unrealized depreciation on forward
                                   currency exchange contracts--Note 4(a)  . . . . . . . .                               54,629

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               81,270

                                                                                                                  _____________

                                                                                                                      6,624,533

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $ 93,953,051

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $ 95,651,370

                                 Accumulated undistributed investment income--net  . . . .                              126,701

                                 Accumulated net realized gain (loss) on investments
                                   and foreign currency transactions . . . . . . . . . . .                          (6,408,543)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments, forward currency exchange contracts
                                   and foreign currency transactions . . . . . . . . . . .                            4,583,523

                                                                                                                  _____________



 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $ 93,953,051

                                                                                                                   _____________



                           NET ASSET VALUE PER SHARE
                              --------------------

                                                              Class A           Class B            Class C           Class R

                                                           _____________     _____________      _____________     _____________
Net Assets . . . . . . . . . . . . . . . . . . . . . .       $41,637,466       $51,872,695           $397,420           $45,470

Shares Outstanding . . . . . . . . . . . . . . . . . .         3,124,163         3,989,037             31,402             3,413


NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $13.33            $13.00             $12.66            $13.32

                                                                 _______           _______            _______           _______



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME

INCOME:                          Cash dividends (net of $333,189 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .          $ 2,112,975

                                 Interest  . . . . . . . . . . . . . . . . . . . .              223,801

                                                                                           ____________

                                        Total Income . . . . . . . . . . . . . . .                                $ 2,336,776

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .              914,927

                                 Distribution fees--Note 3(b)  . . . . . . . . . .              494,288

                                 Shareholder servicing costs--Note 3(c)  . . . . .              380,438

                                 Custodian fees  . . . . . . . . . . . . . . . . .              140,647

                                 Interest expense--Note 2  . . . . . . . . . . . .              100,401

                                 Registration fees . . . . . . . . . . . . . . . .               55,416

                                 Professional fees . . . . . . . . . . . . . . . .               39,937

                                 Directors' fees and expenses--Note 3(d) . . . . .               21,879

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               11,844

                                                                                           ____________

                                        Total Expenses . . . . . . . . . . . . . .                                  2,159,777

                                                                                                                 ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    176,999

                                                                                                                 ____________


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:


                                 Net realized gain (loss) on investments and
                                    foreign currency transactions  . . . . . . . .          $ 1,587,546

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . .           (6,611,990)

                                                                                           ____________

                                        Net Realized Gain (Loss) . . . . . . . . .                                 (5,024,444)

                                 Net unrealized appreciation (depreciation)
                                    on investments, forward currency exchange
                                    contracts and foreign currency transactions  .                                  2,812,814

                                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                 (2,211,630)

                                                                                                                 ____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                               $ (2,034,631)

                                                                                                                 ____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             Year Ended         Year Ended

                                                                                          October 31, 1998   October  31, 1997
                                                                                          _______________     _______________
OPERATIONS:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . . . . . . .          $    176,999     $      (545,794)

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .            (5,024,444)         18,415,535

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .             2,812,814           1,661,648

                                                                                           ______________      ______________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . .            (2,034,631)         19,531,389

                                                                                           ______________      ______________


DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --------            (676,358)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --------            (149,162)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --------              (1,011)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              --------                (429)

   Net realized gain on investments:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            (8,881,717)         (8,792,664)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (10,185,321)         (9,418,461)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (35,735)            (12,410)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (12,932)             (4,409)

                                                                                           ______________      ______________

          Total Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (19,115,705)        (19,054,904)

                                                                                           ______________      ______________


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            53,917,170          34,193,355

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             5,524,765           3,089,712

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               296,792             225,535

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                47,105              73,884

   Dividends reinvested:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             8,559,934           9,128,243

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             9,726,754           9,154,420

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                29,819              12,995

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                12,932               4,838

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (71,212,104)        (51,594,393)

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           (17,753,575)        (17,522,352)

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (148,177)             (5,622)

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (79,530)             (2,168)

                                                                                           ______________      ______________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . .           (11,078,115)        (13,241,553)

                                                                                           ______________      ______________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .           (32,228,451)        (12,765,068)


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           126,181,502         138,946,570

                                                                                           ______________      ______________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $ 93,953,051        $126,181,502

                                                                                           ______________      ______________



DISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)--NET. .        $    126,701   $        (50,298)

                                                                                           ______________      ______________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                         Shares
                                                                                           _________________________________

                                                                                             Year Ended         Year Ended

                                                                                          October 31, 1998   October 31, 1997

                                                                                          ________________  _________________

CAPITAL SHARE TRANSACTIONS:

  Class A

  ________


   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,605,498        2,080,820

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .            607,518          613,045

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (4,676,922)      (3,138,619)

                                                                                                 __________       __________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .           (463,906)        (444,754)

                                                                                                 __________       __________



  Class B

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            377,290          193,309

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .            702,800          619,798

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (1,208,591)      (1,093,382)

                                                                                                 __________       __________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .           (128,501)        (280,275)

                                                                                                 __________       __________


  Class C

  ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             20,307           14,503

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .              2,212              899

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (9,478)            (330)

                                                                                                 __________       __________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .             13,041           15,072
                                                                                                 __________       __________

   Class R

   ________

   Shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              3,028            4,446

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . .                919              326

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (5,407)            (134)

                                                                                                 __________       __________

                                 Net Increase (Decrease) in Shares Outstanding . . . . .             (1,460)           4,638
                                                                                                 __________       __________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Class A Shares
                                                                   _______________________________________________________

                                                                                      Year Ended October 31,
                                                                   _______________________________________________________

PER SHARE DATA:                                                    1998          1997         1996         1995         1994

                                                                   _______      _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . .          $16.45        $16.59       $16.10        $15.78       $15.58
                                                                   _______       _______      _______       _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . .             .26           .00(1)       .14           .24          .15

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . .            (.86)         2.24         1.44           .47          .71

                                                                   _______       _______      _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . .            (.60)         2.24         1.58           .71          .86

                                                                   _______       _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . .              --          (.17)        (.25)         (.15)        (.08)

   Dividends from net realized gain on investments . . . .           (2.52)        (2.21)        (.84)         (.24)        (.58)

                                                                   _______       _______      _______       _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . .           (2.52)        (2.38)       (1.09)         (.39)        (.66)

                                                                   _______       _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . .          $13.33        $16.45       $16.59        $16.10       $15.78

                                                                   _______       _______      _______       _______      _______


TOTAL INVESTMENT RETURN(2) . . . . . . . . . . . . . . . .           (4.50%)       15.00%       10.21%         4.72%        5.62%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . .            1.27%         1.30%        1.31%         1.31%        1.38%

   Ratio of interest expense to average net assets . . . .             .08%           --           --           .01%         .01%

   Ratio of net investment income to average net assets  .             .55%          .00%(3)      .76%         1.38%         .95%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . .          193.76%       161.62%      176.17%       229.90%      156.98%

   Net Assets, end of period (000's Omitted) . . . . . . .         $41,637       $59,030      $66,907       $68,584      $79,017
------------------------

(1)  Amount represents less than $.01 per share.

(2)  Exclusive of sales load.

(3)  Amount represents less than .01%.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                         Class B Shares

                                                                   _______________________________________________________

                                                                                      Year Ended October 31,

                                                                   _______________________________________________________


PER SHARE DATA:                                                    1998          1997         1996         1995         1994

                                                                   _______       _______      _______       _______      _______
   Net asset value, beginning of period  . . . . . . . . .          $16.22       $16.37       $15.90        $15.59       $15.49

                                                                   _______       _______      _______       _______      _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . .            (.03)(1)     (.14)         .00(2)        .10          .06

   Net realized and unrealized gain (loss)
       on investments  . . . . . . . . . . . . . . . . . .            (.67)        2.24         1.44           .49          .67

                                                                   _______      _______      _______       _______      _______

   Total from Investment Operations  . . . . . . . . . . .            (.70)        2.10         1.44           .59          .73

                                                                   _______      _______      _______       _______      _______

   Distributions:

   Dividends from investment income--net . . . . . . . . .              --         (.04)        (.13)         (.04)        (.05)

   Dividends from net realized gain on investments . . . .           (2.52)       (2.21)        (.84)         (.24)        (.58)

                                                                   _______       _______      _______       _______      _______

   Total Distributions . . . . . . . . . . . . . . . . . .           (2.52)       (2.25)        (.97)         (.28)        (.63)

                                                                   _______       _______      _______       _______      _______

   Net asset value, end of period  . . . . . . . . . . . .          $13.00       $16.22       $16.37        $15.90       $15.59

                                                                   _______       _______      _______       _______      _______


TOTAL INVESTMENT RETURN(3) . . . . . . . . . . . . . . . .           (5.22%)      14.14%        9.36%         3.96%        4.82%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . .            2.04%        2.05%        2.06%         2.06%        2.15%

   Ratio of interest expense to average net assets . . . .             .08%           --          --           .01%           --

   Ratio of net investment income (loss) to average net assets . .    (.20%)       (.76%)        .01%          .62%         .23%

   Portfolio Turnover Rate . . . . . . . . . . . . . . . .          193.76%      161.62%      176.17%       229.90%      156.98%

   Net Assets, end of period (000's Omitted) . . . . . . .         $51,873      $66,781      $71,983       $72,215      $76,897
------------------------

(1)  Based on average shares outstanding at each month end.

(2)  Amount represents less than $.01 per share.

(3)  Exclusive of sales load.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                Class C Shares

                                                                             ____________________________________________

                                                                                             Year Ended October 31,

                                                                             ____________________________________________

PER SHARE DATA:                                                                1998         1997         1996        1995(1)

                                                                             _______      _______      _______       _______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .    $15.87       $16.20       $15.90        $15.85

                                                                             _______      _______      _______       _______

   Investment Operations:

   Investment income (loss)--net . . . . . . . . . . . . . . . . . . . . .      (.03)(2)     (.12)(2)      .28          (.01)

   Net realized and unrealized gain (loss) on investments  . . . . . . . .      (.66)        2.18         1.14           .06

                                                                             _______      _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .      (.69)        2.06         1.42           .05

                                                                             _______      _______      _______       _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . .           --      (.18)        (.28)               --

   Dividends from net realized gain on investments . . . . . . . . . . . .     (2.52)       (2.21)        (.84)               --

                                                                             _______      _______      _______       _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .     (2.52)       (2.39)       (1.12)               --

                                                                             _______      _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .    $12.66       $15.87       $16.20        $15.90

                                                                             _______      _______      _______       _______


TOTAL INVESTMENT RETURN (3). . . . . . . . . . . . . . . . . . . . . . . .     (5.34%)      14.17%        9.36%          .32%(4)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of operating expenses to average net assets . . . . . . . . . . .      2.04%        2.10%        1.90%          .35%(4)

   Ratio of interest expense to average net assets . . . . . . . . . . . .       .08%         .01%               --           --

   Ratio of net investment income (loss) to average net assets . . . . . .      (.19%)       (.73%)       (.19%)        (.09%)(4)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .    193.76%      161.62%      176.17%       229.90%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .      $397         $291          $53            $1

---------

(1) From September 5, 1995 (commencement of initial offering) to October 31,
1995.

(2) Based on average shares outstanding at each month end.

(3) Exclusive of sales load.

(4) Not annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                                Class R Shares

                                                                             ____________________________________________

                                                                                             Year Ended October 31,

                                                                             ____________________________________________


PER SHARE DATA:                                                                1998         1997         1996        1995(1)

                                                                             _______      _______      _______       _______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .    $16.43       $16.59       $16.11        $16.04

                                                                             _______      _______      _______       _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . .       .33          .17          .26           .01

   Net realized and unrealized gain (loss) on investments  . . . . . . . .      (.92)        2.10         1.35           .06

                                                                             _______      _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .      (.59)        2.27         1.61           .07

                                                                             _______      _______      _______       _______

   Distributions:

   Dividends from investment income--net . . . . . . . . . . . . . . . . .         --        (.22)        (.29)           --

   Dividends from net realized gain on investments . . . . . . . . . . . .     (2.52)       (2.21)        (.84)           --

                                                                             _______      _______      _______       _______

   Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . .     (2.52)       (2.43)       (1.13)           --

                                                                             _______      _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .    $13.32       $16.43       $16.59        $16.11

                                                                             _______      _______      _______       _______


TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . . . . . . . . . . . . .     (4.44%)      15.21%       10.45%          .44%(2)

RATIOS/SUPPLEMENTAL DATA:


   Ratio of operating expenses to average net assets . . . . . . . . . . .      1.08%        1.09%         .87%          .18%(2)

   Ratio of interest expense to average net assets . . . . . . . . . . . .       .08%         .01%          --            --

   Ratio of net investment income to average net assets  . . . . . . . . .       .70%         .21%         .94%          .08%(2)

   Portfolio Turnover Rate . . . . . . . . . . . . . . . . . . . . . . . .    193.76%      161.62%      176.17%       229.90%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .       $45          $80           $4             $1

---------

(1) From September 5, 1995 (commencement of initial offering) to October 31,
1995.

(2) Not annualized.








                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES    TO    FINANCIAL    STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier International Growth Fund (the "Fund" ) is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the " Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering three series including the Fund. The Fund's investment objective is to maximize capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the Fund' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.

The Fund's Directors approved, effective March 2, 1998, a change of the Fund's name from "Dreyfus Premier International Growth Fund, Inc." to "Dreyfus Premier
International    Growth    Fund."

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 300 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $4,799,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

  In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rate in effect from time to time.

  The average daily amount of borrowings outstanding during the period ended October 31, 1998 was approximately $1,649,900 with a related weighted average annualized interest rate of 6.09%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, retained $158,338 during the period ended October 31, 1998 for commissions earned on sales of the Fund's shares.

  (B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended October 31, 1998, Class B and Class C shares were charged $491,973 and $2,315, respectively, pursuant to the Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, Class A, Class B and Class C shares were charged $140,022, $163,991 and $772, respectively, pursuant to the Shareholder Services Plan.

DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $46,465 pursuant to the transfer agency agreement.

  (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 1998, amounted to $229,545,477 and $258,087,155, respectively.

  The following summarizes open forward currency exchange contracts at October 31, 1998:

                                    Foreign

                                                            Currency                                              Unrealized

Forward Currency Exchange Contracts                          Amounts            Proceeds            Value       (Depreciation)

_________________________________                        ______________        ___________     _____________     ____________

Sales:

_____

   British Pounds, expiring 2/2/99 . . . . . . . . .            6,000,000       $ 9,991,500        $10,000,800      $ (9,300)

   German Deutsche Marks, expiring 2/2/99  . . . . .           77,000,000        46,683,643         46,728,972       (45,329)

                                                                                                                    _________

       TOTAL . . . . . . . . . . . . . . . . . . . .                                                                $(54,629)

                                                                                                                    _________



The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  (B) At October 31, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $4,565,935, consisting of $12,051,448 gross unrealized appreciation and $7,485,513 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS PREMIER INTERNATIONAL GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Growth Fund (one of the Series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Growth Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

December 8, 1998



DREYFUS PREMIER INTERNATIONAL GROWTH FUND
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1998:

    -- the total amount of taxes paid to foreign countries was $333,189
    -- the total amount of income sourced from foreign countries was $114,728.

  As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 1998 calendar year with Form 1099-DIV which will be mailed by January 31, 1999.

  For Federal tax purposes the Fund hereby designates $1.15 per share as a long-term capital gain distribution of the $2.515 per share paid on December 11, 1997.



DREYFUS PREMIER INTERNATIONAL

GROWTH FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                         092/633AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                    DREYFUS

                             PREMIER INTERNATIONAL

                                  GROWTH FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                                   (reg.tm)

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  It is with great pride that I introduce the writer of the following letter, Mandy Tong of Hamon U.S. Investment Advisors Limited, the sub-investment adviser of the Dreyfus Premier Greater China Fund.

  Mandy has over nine years experience as an analyst covering major Southeast Asian equity markets. During the period, she worked for both a large European and American house providing research coverage on the key sectors in Hong Kong. Apart from research work, she gained considerable investment banking experience during the opening of the Shanghai B share market. In 1994, Mandy joined the fund management department of a private Swiss bank to gain greater exposure to the investment management industry. Since joining Hamon in 1995, her focus has been on North Asian economies and companies. She is responsible for stock selection and research in the Hong Kong, China and Taiwan markets and manages several corporate and individual portfolios.

  We have great confidence in Hamon's expertise in the highly specialized field of investment in Greater China.


               Sincerely,



    [Stephen E. Canter signature logo]





               Stephen E. Canter

               Chief Investment Officer


November 16, 1998

New York, N.Y.

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to send you this first annual report on the Dreyfus Premier Greater China Fund, which began operations May 12, 1998 and ended its first fiscal year October 31, 1998.

  The Dreyfus Premier Greater China Fund (GCF) was formed in May 1998 to seek long-term capital appreciation by investing in the Greater China region, which consists of The People's Republic of China (China), Hong Kong and Taiwan. With approximately one quarter of the world's population, combined foreign exchange reserves in excess of $325 billion; and an economic growth rate higher than that of its Western counterparts, we believe the Greater China region offers significant opportunities for capital growth. The Fund was launched approximately nine months after the onset of the Asian crisis that brought about major corrections in the equity markets across Asia. We believe that our disciplined stock selection process, in-depth knowledge of Asia, and presence on the ground in Greater China should enable us to identify attractive investments in the current economic environment.

In the face of highly volatile market conditions, we have invested cautiously, focusing on companies with well defined positions in their industries that possess the management capability and financial strength to withstand the impact of the Asian crisis as well as to prosper in the new economic environment. We have also adopted a defensive use of the Fund's cash position. This strategy has served the Fund extremely well. For the fiscal year ended October 31, 1998, Class A shares have risen since inception by 2.24%, Class B Shares by 1.84%, Class C shares by 1.84%, and Class R Shares by 2.32%.* Over the same period, the benchmark Morgan Stanley Capital International All Country (AC) Far East Free Ex-Japan Index declined by 8.23%.** The Fund also showed strong outperformance of the Taiwan: Weighted Index (-13.44%) and China (-31.20% Shanghai B) indices, while the Hong Kong market rose 3.18% over the period.

ECONOMIC AND MARKET OVERVIEW

  The Asian crisis which began last July with the devaluation of the Thai baht has evolved into the deepest recession in Asia since World War II and has been characterized by high interest rates, falling asset prices, a huge number of business failures, and rising unemployment. While Greater China has not been as severely damaged by the crisis as have the economies of Korea, Indonesia, Thailand and Malaysia, it has not been immune from its negative effects.

  In defending its pegged exchange rate system, Hong Kong has had to sustain high interest rates and face sharply declining equity and property values. The government is projecting negative Gross Domestic Product (GDP) growth of 5%, and unemployment currently stands at 5.3%, a 15-year high. We expect economic growth to be flat in 1999 but it does appear that the residential property market has bottomed, having fallen approximately 60% from its high of last year. It further appears that the stock market has begun a recovery and businesses with strong balance sheets are entering 1999 well provisioned.

  China has maintained its commitment not to devalue its currency with the objective of providing stability to Asia. The government has also implemented massive infrastructure spending to stimulate growth and has embarked upon a number of reforms in the areas of home ownership, banking, and government structure designed to improve economic efficiency. These measures appeared to be having a positive impact: third quarter GDP growth rose to 7.6% compared to 7% in the first quarter of this year. External trade, however, has suffered as a result of shrinking demand from within Asia rather than declining export competitiveness.

  The Hong Kong stock market is currently trading on a multiple of 15 times prospective 1999 earnings and, in our view, appears fairly valued at this level. The market will be underpinned, at least in the near term, by tight scrip liquidity following the Hong Kong government's U.S. $15 billion buying program in August. In the China-related markets, a number of "red chip" companies (Hong Kong listed and headquartered companies with mainland-backed shareholding structures) have capitalized on the recent rally to raise funds for acquisitions or to repay debt. However, compared to asset injection exercises prior to the Asian crisis, the earnings enhancement impact is fairly limited due to smaller acquisitions at less attractive pricing. We expect this trend to continue in the coming year.

  Taiwan' s strength as an outsourcing base for specialized electronics products has remained strong, but export competitiveness of commodity items such as steel and plastics has been under pressure. Consequently, the government has allowed the New Taiwan (NT) dollar to depreciate by approximately 5% against the U.S. dollar over the past year to bolster competitiveness with countries such as Korea and improve margins on exports to the U.S. Recently, the government introduced a mix of monetary and fiscal measures, including a reduction in bank reserve requirements, and approved an NT$190 billion (U.S. $6.2 billion) stabilization fund as a means to restore confidence in the market following a recent spate of securities defaults and business failures. Given the importance of the electronics sector in Taiwan, we also see the stabilization and possible rise of memory chip prices as very positive for the market.

PORTFOLIO FOCUS

  Our strategy is to seek undervalued securities with good management, strong cash flow, sound business fundamentals and improving earnings momentum. We intend to remain well diversified in terms of industry, and seek to capture the business strengths and competitive advantages of the individual economies within the region. Under recent conditions, this has been reflected in a high electronics sector weighting in Taiwan; a significant industrial sector weighting in China; and an emphasis on conglomerates and service and property sectors in Hong Kong as well as "red chip" and H shares (Chinese companies with Hong Kong listings) that we consider well positioned.

In Hong Kong, while some fundamentals appear to have improved, it is too early to say that the economy has bottomed. Currently, we have been gradually shifting the portfolio from a defensive posture towards a more neutral position. We expect to increase exposure to the property sector in light of falling interest rates. We believe that developers with large exposure to the mass residential sector and cheap land banks are most likely to benefit under this scenario. We have also favored conglomerates, such as Hutchison Whampoa, that also benefit from their non-Asian businesses.

  The Chinese National Peoples Congress, which met in March 1998, laid down China' s broad economic plans for the next five years. We are particularly interested in the housing, infrastructure, technology and agriculture sectors which should benefit from proposed reforms. However, our strategy remains highly selective, focusing on companies that have strong parental/provincial support, transparency and good earnings growth.

  In Taiwan our main focus is on electronics and infrastructure. We believe Taiwan will remain one of the leading international outsourcing bases for the global electronics industry given its high technical expertise, competitive cost base, relatively stable investment environment and good infrastructure support. Accordingly, we are targeting industry leaders in PC/notebook assembly as well as in component manufacturing that may benefit from our view on memory chip pricing. We expect that infrastructure should be another growth area given that the government intends to use public works to support its economic growth target of 5% for 1999.

  As manager of the Fund, I look forward to writing to you next spring in the Semi-Annual Shareholder's Letter to update you again on market developments, our strategy and performance.


               Sincerely,




        [Mandy Tong signature logo]




               Mandy Tong

               Portfolio Manager

               Hamon US Investment Advisors Limited


November 16, 1998

Hong Kong

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**SOURCE:  Morgan  Stanley  & Co.  Incorporated  -  The Morgan Stanley Capital
International All Country (AC) Far East Free Ex Japan Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged, market capitalization-weighted index of nine countries considered representative of the Far East region. The Index excludes reinvested dividends.

DREYFUS PREMIER GREATER CHINA FUND                           OCTOBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER GREATER CHINA FUND CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES AND THE MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY (AC) FAR EAST FREE EX JAPAN
                                     INDEX
[Exhibit A:
                                    Dollars

$10,232

Dreyfus Premier Greater  China Fund (Class R Shares)

$10,084

Dreyfus Premier Greater  China Fund (Class C Shares)

$9,784

Dreyfus Premier Greater  China Fund (Class B Shares)

$9,638

Dreyfus Premier Greater  China Fund (Class A Shares)

$8,591

Morgan Stanley Capital International All Country (AC) Far East Free Ex Japan Index*

*Source: Morgan Stanley & Co. Incorporated ]

Actual Aggregate Total Returns
-----------------------------------------------------------------------------

           Class A Shares                                                       Class B Shares

_______________________________________________________           _______________________________________________________


                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 10/31/98     Sales Charge   Sales Charge (5.75%)     Period Ended 10/31/98      Redemption         Redemption*
_____________________    _______________   ___________________    _______________________   _____________  _____________________
From Inception (5/12/98)    2.24%           (3.62)%               From Inception (5/12/98)   1.84%           (2.16)%

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _______________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                            % Return        Deferred Sales

                           Assuming No        Charge Upon

Period Ended 10/31/98      Redemption        Redemption**         Period Ended 10/31/98

_____________________    _______________   ___________________    _______________________

From Inception ( 5/12/98)   1.84%             0.84%               From Inception ( 5/12/98)   2.32%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class R shares of Dreyfus Premier Greater China Fund on 5/12/98 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International All Country (AC) Far East Free Ex Japan Index on that date. For comparative purposes, the value of the Index on 4/30/98 is used as the beginning value on 5/12/98. All dividends and capital gain distributions are reinvested.

The Fund' s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares, the maximum contingent deferred sales charge on Class B and Class C shares and all other applicable fees and expenses on all classes. The Morgan Stanley Capital International All Country (AC) Far East Free Ex Japan Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged, market capitalization-weighted index of nine countries considered representative of the Far East region. The Index excludes reinvested dividends and does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.

**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTSOCTOBER   31,  1998

Common Stocks--45.2%                                                                                Shares             Value
-------------------------------------------------------

                                                                                                 ___________         __________

                       China--7.3%  First Tractor Company  . . . . . . . . . . . . . . . .             52,000     $      16,450

                                    Guangdong Kelon Electric . . . . . . . . . . . . . . .             39,000            33,237

                                    Guangzhou Pharmaceutical Company . . . . . . . . . . .            210,000            23,591

                                    Qingling Motors  . . . . . . . . . . . . . . . . . . .             82,000            15,141

                                    Shanghai Zhenhua Port Machinery  . . . . . . . . . . .             52,000            21,840

                                    Zhehuang Expressway  . . . . . . . . . . . . . . . . .            210,000            41,216

                                                                                                                    ___________

                                                                                                                        151,475

                                                                                                                    ___________




                 Hong Kong--20.3%  CLP Holdings . . . . . . . . . . . . . . . . . . . . .              6,000            33,701

                                    Cheung Kong  . . . . . . . . . . . . . . . . . . . . .              3,000            20,531

                                    Cheung Kong Infrastructure . . . . . . . . . . . . . .             10,000            25,437

                                    China Foods Holdings . . . . . . . . . . . . . . . . .             60,000            15,882

                                    China Merchants Holdings International . . . . . . . .             14,000             9,129

                                    China Resources Beijing Land . . . . . . . . . . . . .             34,000             9,110

                                    China Resources Enterprise . . . . . . . . . . . . . .             12,000            16,037

                                    Citic Pacific  . . . . . . . . . . . . . . . . . . . .              5,000            12,299

                                    HSBC Holdings  . . . . . . . . . . . . . . . . . . . .              1,200            27,503

                                    Hang Seng Bank . . . . . . . . . . . . . . . . . . . .              2,800            24,224

                                    Hang Seng Index PW 3/99  . . . . . . . . . . . . . . .            250,000  (a)        5,778

                                    Hang Seng Index PW 3/99 B  . . . . . . . . . . . . . .             60,000  (a)        1,015

                                    Hong Kong Telecommunications . . . . . . . . . . . . .              7,200            14,410

                                    Hutchison Whampoa  . . . . . . . . . . . . . . . . . .              5,000            35,832

                                    Johnson Electric Holdings  . . . . . . . . . . . . . .              6,000            13,945

                                    Legend Holdings  . . . . . . . . . . . . . . . . . . .             46,000            15,443

                                    Moulin International Holding . . . . . . . . . . . . .            196,000            21,765

                                    Ng Fung Hong . . . . . . . . . . . . . . . . . . . . .             44,000            38,918

                                    Shanghai Industrial Holdings . . . . . . . . . . . . .              9,000            20,802

                                    Sun Hung Kai Properties  . . . . . . . . . . . . . . .              2,000            13,881

                                    Swire Pacific, Cl. A . . . . . . . . . . . . . . . . .              3,000            15,921

                                    Vitasoy International Holdings . . . . . . . . . . . .             76,500            30,128

                                                                                                                    ___________

                                                                                                                        421,691

                                                                                                                    ___________


                     Taiwan--17.6%  Advanced Semiconductor Engineering . . . . . . . . . .             11,000  (a)       18,998

                                    Asustek Computer . . . . . . . . . . . . . . . . . . .              4,504  (a)       33,337

                                    CTCI . . . . . . . . . . . . . . . . . . . . . . . . .              9,000  (a)       15,127

                                    Cathay Life Insurance  . . . . . . . . . . . . . . . .              3,000  (a)       10,594

                                    Chinatrust Commercial Bank . . . . . . . . . . . . . .             29,520  (a)       20,575

                                    Compal Electronics . . . . . . . . . . . . . . . . . .              9,000  (a)       28,034

                                    Compeq Manufacturing . . . . . . . . . . . . . . . . .              5,800  (a)       36,848

                                    Delpha Construction  . . . . . . . . . . . . . . . . .             17,000  (a)       18,036

                                    Fortune Electric . . . . . . . . . . . . . . . . . . .             22,000  (a)       33,042

                                    Kindom Construction  . . . . . . . . . . . . . . . . .             19,000  (a)       20,626

                                    Nien Hsing Textile . . . . . . . . . . . . . . . . . .             12,000  (a)       24,611

                                    Pacific Electrical Wire & Cable  . . . . . . . . . . .              2,284  (a)        1,655




DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares             Value
-------------------------------------------------------
                                                                                                 ___________         __________
                Taiwan (continued)  Phoenixtec Power . . . . . . . . . . . . . . . . . . .              8,200  (a)  $    17,323

                                    Standard Foods Taiwan  . . . . . . . . . . . . . . . .             25,000  (a)       50,887

                                    Taiwan Semiconductor Manufacturing . . . . . . . . . .             17,800  (a)       35,957

                                                                                                                    ___________

                                                                                                                        365,650

                                                                                                                    ___________

                                    TOTAL COMMON STOCKS

                                        (cost $886,322)  . . . . . . . . . . . . . . . . .                          $   938,816

                                                                                                                    ___________


                                                                                               Principal

Short-Term Investments--43.3%                                                                     Amount
-------------------------------------------------------

                                                                                                 ___________

        U.S. Treasury Bills--23.5%  3.85%, 1/21/99 . . . . . . . . . . . . . . . . . . . .       $    494,000      $    489,026

                                                                                                                    ___________


Time Deposits--19.8%  Bank of New York (London),


                                        4.87%, 11/6/98   . . . . . . . . . . . . . . . . .            204,168           204,168

                                    Bank of New York (Hong Kong),

                                        6%, 11/9/98  . . . . . . . . . . . . . . . . . . .            797,210  (b)      102,939

                                    Bank of New York (Hong Kong),

                                        5%, 11/16/98 . . . . . . . . . . . . . . . . . . .            799,184  (b)      103,194

                                                                                                                    ___________

                                                                                                                        410,301

                                                                                                                    ___________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $899,938)  . . . . . . . . . . . . . . . . .                         $    899,327

                                                                                                                    ___________


TOTAL INVESTMENTS (cost $1,786,260). . . . . . . . . . . . . . . . . . . . . . . . . . . .              88.5%        $1,838,143

                                                                                                      _______       ___________


CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              11.5%      $    239,920

                                                                                                      _______       ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $ 2,078,063

                                                                                                      _______       ___________


Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Denominated in Hong Kong dollars.



                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                      Cost             Value

                                                                                                  ___________       ___________
ASSETS:                          Investments in securities--See Statement of Investments . .       $1,786,260        $1,838,143

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              178,134

                                 Cash denominated in foreign currencies  . . . . . . . . .             71,812            71,821

                                 Dividends and interest receivable . . . . . . . . . . . .                                1,505

                                 Prepaid expenses--Note 1(f) . . . . . . . . . . . . . . .                               70,136

                                 Due from The Dreyfus Corporation  . . . . . . . . . . . .                               12,513

                                                                                                                    ___________

                                                                                                                      2,172,252

                                                                                                                    ___________

LIABILITIES:                     Due to Distributor  . . . . . . . . . . . . . . . . . . .                                  654

                                 Payable for investment securities purchased . . . . . . .                               44,495

                                 Accrued expenses and other liabilities  . . . . . . . . .                               49,040

                                                                                                                    ___________

                                                                                                                         94,189

                                                                                                                    ___________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $2,078,063

                                                                                                                    ___________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                           $2,033,182

                                 Accumulated undistributed investment income--net  . . . .                               19,322

                                 Accumulated net realized gain (loss) on investments and
                                   foreign currency transactions . . . . . . . . . . . . .                             (26,204)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments and foreign currency transactions  . . .                               51,763

                                                                                                                    ___________

 NET ASSETS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           $2,078,063


                                                                                                                    ___________

                           NET ASSET VALUE PER SHARE
                              --------------------

                                                              Class A           Class B            Class C           Class R

                                                             ___________      ____________       ____________      ____________
Net Assets . . . . . . . . . . . . . . . . . . . . . .        $1,442,317      $    227,293       $    203,742      $    204,711

Shares Outstanding . . . . . . . . . . . . . . . . . .           112,863            17,851             16,000            16,000

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $12.78            $12.73             $12.73            $12.79

                                                                 _______           _______            _______           _______





                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

INVESTMENT INCOME

INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . .             $ 36,695

                                 Cash dividends (net of $111 foreign taxes
                                    withheld at source)  . . . . . . . . . . . . .                5,081

                                                                                              _________

                                        Total Income . . . . . . . . . . . . . . .                                   $ 41,776

EXPENSES:                        Investment advisory fee--Note 2(a)  . . . . . . .               11,677

                                 Auditing fees . . . . . . . . . . . . . . . . . .               20,000

                                 Registration fees . . . . . . . . . . . . . . . .               19,129

                                 Custodian fees  . . . . . . . . . . . . . . . . .               12,944

                                 Prospectus and shareholders' reports  . . . . . .                3,988

                                 Shareholder servicing costs--Note 2(c)  . . . . .                2,303

                                 Organization expenses--Note 1(f)  . . . . . . . .                2,000

                                 Distribution fees--Note 2(b)  . . . . . . . . . .                1,435

                                 Directors' fees and expenses--Note 2(d) . . . . .                  161

                                 Legal fees  . . . . . . . . . . . . . . . . . . .                  120

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                2,818

                                                                                              _________

                                        Total Expenses . . . . . . . . . . . . . .               76,575

                                 Less--expense reimbursement from Dreyfus due to
                                    undertaking--Note 2(a) . . . . . . . . . . . .              (54,121)

                                                                                              _________

                                        Net Expenses . . . . . . . . . . . . . . .                                     22,454

                                                                                                                    _________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                     19,322

                                                                                                                    _________


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:


                                 Net realized gain (loss) on investments and
                                    foreign currency transactions  . . . . . . . .             $(26,428)

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . .                  224

                                                                                              _________

                                        Net Realized Gain (Loss) . . . . . . . . .                                    (26,204)

                                 Net unrealized appreciation (depreciation) on
                                    investments and foreign currency transactions  .                                   51,763

                                                                                                                    _________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                     25,559

                                                                                                                    _________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                   $ 44,881

                                                                                                                    _________


                      SEE NOTES TO FINANCIAL STATEMENTS.



DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

OPERATIONS:


   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     19,322

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (26,204)

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . . . . . . . . . . . . . .         51,763

                                                                                                                     __________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . . . . . . . . . .         44,881

                                                                                                                     __________


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,413,371

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        222,500

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        200,000

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        200,000

   Cost of shares redeemed:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,689)

                                                                                                                     __________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . . . . . . . . . . .      2,033,182

                                                                                                                     __________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,078,063

NETT ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        --

                                                                                                                     __________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $2,078,063

                                                                                                                     __________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     19,322

                                                                                                                     __________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FROM MAY 12, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998

CAPITAL SHARE TRANSACTIONS:

  Class A

   Shares sold . . . . . . . . . . . . . . . . .    113,093

   Shares redeemed . . . . . . . . . . . . . . .       (230)

                                                   ________

       Net Increase (Decrease) in Shares Outstand   112,863

                                                   ________


   Class B

   Shares sold . . . . . . . . . . . . . . . . .     17,851

                                                   ________


   Class C

   Shares sold . . . . . . . . . . . . . . . . .     16,000

                                                   ________

   Class R

   Shares sold . . . . . . . . . . . . . . . . .     16,000

                                                   ________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from May 12, 1998 (commencement of operations) to October 31, 1998. This information has been derived from the Fund's financial statements.



PER SHARE DATA:                                                             Class A       Class B      Class C       Class R

                                                                           ________       _______      _______       _______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .   $12.50        $12.50       $12.50        $12.50

                                                                            _______       _______      _______       _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . .      .13           .08          .08           .14

   Net realized and unrealized gain (loss) on investments  . . . . . . . .      .15           .15          .15           .15

                                                                            _______       _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .      .28           .23          .23           .29

                                                                            _______       _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .   $12.78        $12.73       $12.73        $12.79

                                                                            _______       _______      _______       _______

TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . .     2.24%(2)      1.84%(2)     1.84%(2)      2.32%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets(1)  . . . . . . . . . . . . . .     1.08%         1.44%        1.43%          .96%

   Ratio of net investment income to average net assets(1) . . . . . . . .     1.04%          .69%         .68%         1.16%

   Decrease reflected in above expense ratio due to undertakings
       by Dreyfus(1) . . . . . . . . . . . . . . . . . . . . . . . . . . .     2.75%         2.75%        2.75%         2.75%

   Portfolio Turnover Rate(1)  . . . . . . . . . . . . . . . . . . . . . .    10.65%        10.65%       10.65%        10.65%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .   $1,442          $227         $204          $205

---------------

(1)  Not annualized.

(2)  Exclusive of sales load.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Greater China Fund (the "Fund") is a separate non-diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering three series including the Fund which commenced operations on May 12, 1998. The Fund's investment objective is long-term capital appreciation. The Dreyfus Corporation (" Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation. Hamon U.S. Investment Advisors Limited (" Hamon") serves as the Fund's sub-investment adviser. Hamon is an affiliate of Mellon Bank, N.A.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 200 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 1998, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

                  Class A...........................................112,000
                  Class C............................................16,000

                  Class B............................................16,000
                  Class R............................................16,000

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credits of $1,646 during the period ended October 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, if any, can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $23,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

  (F) OTHER: Organization expenses paid by the Fund are included in prepaid expenses and are being amortized to operations from May 12, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. At October 31, 1998, the unamortized balance of such expenses amounted to $18,000.

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE   2--INVESTMENT   ADVISORY  FEE,  SUB-INVESTMENT  ADVISORY  FEE  AND  OTHER
TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus had undertaken from May 12, 1998 through October 31, 1998 to reduce the management fee paid by or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of 2.25% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $54,121 during the period ended October 31, 1998.

  Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Hamon, Dreyfus pays Hamon a fee at the annual rate of .625 of 1% of the value of the Fund's average daily net assets and is payable monthly.

  (B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended October 31, 1998, Class B and Class C shares were charged $745 and $690, respectively, pursuant to the Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, Class A, Class B and Class C shares were charged $1,626, $249 and $230, respectively, pursuant to the Shareholder Services Plan.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $85 pursuant to the transfer agency agreement.

  (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during
the   period  ended  October  31,  1998,  amounted  to  $966,611  and  $57,014, respectively.

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At October 31, 1998, there were no open forward currency exchange contracts.

  (B)   At   October  31,  1998,  accumulated  net  unrealized  appreciation  on investments was $51,883 consisting of $91,736 gross unrealized appreciation and $39,853 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS PREMIER GREATER CHINA FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS PREMIER GREATER CHINA FUND

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Greater China Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from May 12, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Greater China Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 12, 1998 to October 31, 1998, in conformity with generally accepted accounting principles.




New York, New York

December 8, 1998

DREYFUS PREMIER

GREATER CHINA FUND

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

SUB-INVESTMENT ADVISER

Hamon U.S. Investment Advisors Ltd.

2903-5 Alexandra House

16-20 Chater Road

Hong Kong

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940






Printed in U.S.A.                                         130/170AR9810

                                 ANNUAL REPORT
-------------------------------------------------------------------------------

                                DREYFUS PREMIER

                                 GREATER CHINA

                                     FUND
-------------------------------------------------------------------------------

                               OCTOBER 31, 1998

                                   (reg.tm)

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  This first report to shareholders of Dreyfus Premier Global Allocation Fund gives me an opportunity to welcome you as a shareowner and to introduce the Fund' s portfolio manager, Lex C. Huberts. Lex Huberts is the Director of Asset Allocation Strategies for Mellon Capital Management Corporation. Before assuming his present responsibilities, Lex was Mellon Capital's Director of Research.

  Prior  to joining Mellon Capital, Lex worked for Concord Capital in San Mateo,
CA,   Zacks  Investment  Research  in  Chicago,  Amro  Bank  in  Amsterdam,  the
Netherlands, and the Dutch Ministry of Finance.

  Lex received his MBA from Tilburg University in the Netherlands and is a Chartered Financial Analyst. In 1995, Lex was awarded the Graham and Dodd Scroll for outstanding financial research.

  We have full confidence in Lex's ability to allocate assets in global markets for Dreyfus investors.

               Sincerely,


               [Steven E. Canter signature]



               Steven E. Canter

               Chief Investment Officer

November 27, 1998

New York, NY


DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for Dreyfus Premier Global Allocation Fund since its inception on June 29, 1998. For the annual reporting period ended October 31, 1998, the performance for each class of shares is shown
in    the    following    table:

                                                            Total Return*
                                                            ____________

      Class A shares                                           -3.44%

      Class B shares                                           -3.68%

      Class C shares                                           -3.68%

      Class R shares                                           -3.36%

  The global balanced benchmark, consisting of 60% Morgan Stanley Capital International World Index, 30% Salomon Smith Barney World Government Bond Index and 10% cash (as measured by the Salomon Smith Barney 1 Month CD Index), returned 1.39%.**

  The Fund uses a quantitative model to attempt to exploit perceived misvaluations in global capital markets. The strategy actively allocates across the equity, fixed income and cash markets of the U.S., Japan, the U.K., Germany, France, Canada, Australia, Switzerland and the Netherlands. The Fund's objective is to outperform a balanced benchmark consisting of 60% global equities, 30% global bonds and 10% cash.

ECONOMIC AND MARKET REVIEW

  Since the inception of the Fund at the end of June 1998, the world's economic and market environment has changed dramatically. The U.S. and European stock markets climbed to record highs in July 1998, only to be followed by a significant correction, which affected virtually all global equity markets. Bond yields around the developed markets were driven to record lows as investors moved out of the volatile equity markets and into the potentially safer haven of
the    bond    and    money    markets.

  During the summer of 1998, a series of events increased uncertainty in the financial markets, severely challenging the risk tolerance of long-term investors globally. We saw turmoil in Indonesia and Malaysia. We had the bombing of the U.S. embassies in Africa and the subsequent retaliatory military strikes by the United States. Russia was and still is in the midst of political turmoil and defaulted on its debt. The U.S. President was under fire all summer and is facing an impeachment inquiry. Moreover, in this time of uncertainty we also had
changes    of    leadership    in    Japan    and    Germany.

  These events rocked financial markets and resulted in the near-collapse of a large U.S.-based hedge fund, which in turn led banks to reduce the extension of credit to risky enterprises. With the Asian currency crisis spreading and the market correction in August, the U.S. economy may not escape without any pain. Consumers could decrease spending which, in combination with a decline in exports, may have significant effects on corporate earnings. Capital spending and export growth are likely to hurt also.

  On the other hand, the U.S. economy has not been in better shape for decades. The economy continues to experience strong growth with low inflation that is driven by productivity gains, consumer spending and low commodity prices. The Federal Reserve and other central banks responded quickly to the global credit crunch and poor liquidity by decreasing short-term interest rates. As a result, the global equity markets have rebounded and liquidity is returning to the markets.

  Economic conditions in Japan have significantly worsened since the inception of the Fund. When the new Obuchi government took over in late June, there was a brief jump in stock prices. However, the new government continues to move slowly on the badly needed structural reforms in the financial industry. On September 9, Japanese short-term rates were lowered 25 basis points in order to spur economic growth, and the Bank of Japan's monetary policy appears driven by a genuine desire to provide ample liquidity.

The European equity markets began the year with the highest returns around the world due to the anticipated benefits to European competitiveness from the European Monetary Union (EMU). With the EMU, some European member countries will adopt a single currency called the Euro on December 31, 1998, and pursue a coordinated monetary policy. In order to qualify to convert into the Euro, member countries need to follow strict fiscal guidelines. In addition to the benefits of fiscal discipline, there are other structural reforms such as labor market reforms which will benefit corporate earnings. The European markets were hit the hardest from the economic crisis in Russia, due to their closer economic ties.

THE FUND'S STRATEGY AND PERFORMANCE

  The Fund' s strategy considers the long-term prospects of equity and bond markets around the world, targeting global equity market exposure of 60% on average. As our economic outlook and our perception of relative values change, so will the stance of your Fund. The Fund currently is diversified among 23 equity markets and five bond markets. Our performance suffered during this period due to the sharp decline in global equity markets, for the Fund was weighted an average of 76% in equities. We believed then and still believe the decline in equity prices was unwarranted, given the current economic outlook and consensus earnings expectations. Equity prices declined far more than any downward revisions in earnings expectations, and bond prices rose; therefore we viewed this selloff as a strong buying opportunity. In response to these market conditions, we increased the equity exposure from 69% at the inception of the Fund to approximately 79% through the end of October.

  The Japanese equity market was our largest overweight position at 12% above the benchmark weight and the Japanese bond market is our largest underweight at 6% below the benchmark. The Japanese equity market has been trading at historically cheap levels versus Japanese bonds. With Japanese Government bonds yielding less than 1%, we believe Japanese equities offer better value. If these markets return to equilibrium price levels, with Japanese and global investors increasing their equity exposures at the expense of bonds and cash, there could
be    considerable    opportunity    to    add    value.

  We believe that U.S. equities, which had been slightly overvalued in comparison to U.S. bonds when the Fund had its inception, have become undervalued since the markets diverged in August. We responded by selling 3% of U.S. bonds and purchasing 3% of U.S. stocks. As of the end of October, the Fund holds 26% of the portfolio in U.S. stocks versus the benchmark weight of 30%. The Fund remains somewhat underweighted in U.S. equities in order to finance even more attractive allocations in other regions. The Fund holds 10% in U.S. bonds versus the benchmark weight of 9%.

  At the end of October, the Fund was overweight equities in Continental Europe and underweight equities in the U.K. We view Swiss equities as particularly attractive, relative to the rest of the world. The Fund holds 10% in Swiss equities versus the benchmark of 2%. We also believe German equities have become much more attractive, since the market declined due to the economic crisis in Russia. We increased our overweight to German equities to 6% as the market sold off.

  Our currency hedging strategy seeks to add value by taking advantage of differences in real interest rates (inflation-adjusted) across countries, which arise from differing Central Bank policies. We hedged our entire Dutch Guilder and Swiss Franc currency exposure as well as a large portion of our Japanese Yen exposure. Our currency hedging strategy hurt the Fund's performance since the U.S. dollar weakened during the period.

  We believe the selloff in the global equity markets can create long-term opportunities. Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund. We look forward to reporting on a more tranquil global environment in the future.

               Sincerely,


               [Lex C. Huberts signature]



               Lex C. Huberts

               Portfolio Manager

November 27, 1998

San Francisco, CA

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**SOURCE (A) : LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital International World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe, Australia, New Zealand and the Far East. The Index is the property of Morgan Stanley & Co. Incorporated and includes net dividends reinvested. SOURCE (B): SALOMON SMITH BARNEY INC. -- The Salomon Smith Barney World Government Bond Index (unhedged) is a fixed income index and is a market-capitalization benchmark that tracks the performance and covers debt issues of 14 government bond markets. The Salomon Smith Barney 1 Month CD Index is a rotating sample collected by the New York Federal Reserve Bank of five banks and dealers surveyed daily on secondary market dealer offer rates for jumbo certificates of deposit.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS  OCTOBER   31,  1998

Common Stocks--30.5%                                                                                 Shares            Value
-------------------------------------------------------                                          ____________       ___________
                      Austria--.1%  Bank Austria . . . . . . . . . . . . . . . . . . . . .                100     $       5,441

                                    OMV  . . . . . . . . . . . . . . . . . . . . . . . . .                100             9,380

                                                                                                                   ____________

                                                                                                                         14,821

                                                                                                                   ____________

                      Belgium--.8%  Barco  . . . . . . . . . . . . . . . . . . . . . . . .                100            26,669

                                    Electrabel . . . . . . . . . . . . . . . . . . . . . .                100            36,885

                                    Fortis . . . . . . . . . . . . . . . . . . . . . . . .                100            28,747

                                    Groupe Bruxelles Lambert . . . . . . . . . . . . . . .                100            18,560

                                    KBC Bancassurance  . . . . . . . . . . . . . . . . . .                200            13,964

                                    Solvay . . . . . . . . . . . . . . . . . . . . . . . .                100             7,845

                                    Tractebel  . . . . . . . . . . . . . . . . . . . . . .                100            16,686

                                                                                                                   ____________

                                                                                                                        149,356

                                                                                                                   ____________

                      Denmark--.3%  D/S 1912, Cl. B  . . . . . . . . . . . . . . . . . . .                  1             7,544

                                    Dampskibsselskabet Svendborg . . . . . . . . . . . . .                  1            10,880

                                    Den Danske Bank  . . . . . . . . . . . . . . . . . . .                100            13,580

                                    Tele Danmark, Cl. B  . . . . . . . . . . . . . . . . .                100            10,895

                                    Unidanmark, Cl. A  . . . . . . . . . . . . . . . . . .                100             7,624

                                                                                                                   ____________

                                                                                                                         50,523

                                                                                                                   ____________

                      Finland--.3%  Merita, Cl. A  . . . . . . . . . . . . . . . . . . . .              1,000  (a)        5,379

                                    Nokia, Cl. A . . . . . . . . . . . . . . . . . . . . .                400            36,439

                                    Nokia, Cl. K . . . . . . . . . . . . . . . . . . . . .                200            18,184

                                    UPM-Kymmene  . . . . . . . . . . . . . . . . . . . . .                300             7,145

                                                                                                                   ____________

                                                                                                                         67,147

                                                                                                                   ____________

                    Hong Kong--.6%  CLP Holdings . . . . . . . . . . . . . . . . . . . . .              2,000            11,232

                                    Cheung Kong Holdings . . . . . . . . . . . . . . . . .              2,000            13,685

                                    Hang Seng Bank . . . . . . . . . . . . . . . . . . . .              2,000            17,299

                                    Hong Kong Telecommunications . . . . . . . . . . . . .             10,000            20,010

                                    Hutchison Whampoa  . . . . . . . . . . . . . . . . . .              3,000            21,495

                                    New World Development  . . . . . . . . . . . . . . . .              3,000             6,971

                                    Sun Hung Kai Properties  . . . . . . . . . . . . . . .              2,000            13,878

                                    Swire Pacific, Cl. A . . . . . . . . . . . . . . . . .              2,000            10,612

                                                                                                                   ____________

                                                                                                                        115,182

                                                                                                                   ____________

                      Ireland--.1%  Allied Irish Bank  . . . . . . . . . . . . . . . . . .                700            10,110

                                    CRH  . . . . . . . . . . . . . . . . . . . . . . . . .                400             5,860

                                    Jefferson Smurfit Group  . . . . . . . . . . . . . . .              1,700             2,809

                                                                                                                   ____________

                                                                                                                         18,779

                                                                                                                   ____________

                       Italy--1.2%  Assicurazioni Generali . . . . . . . . . . . . . . . .                800            28,530

                                    Banca Commerciale Italiana . . . . . . . . . . . . . .              1,400             8,655

                                    Banco Intesa . . . . . . . . . . . . . . . . . . . . .              1,300             6,537

                                    ENI  . . . . . . . . . . . . . . . . . . . . . . . . .              6,400            38,164

                                    Edison . . . . . . . . . . . . . . . . . . . . . . . .                700             6,185

                                    Fiat . . . . . . . . . . . . . . . . . . . . . . . . .              3,000             8,510

                                    Istituto Bancario San Paolo di Torino  . . . . . . . .                700            10,397

                                    Istituto Mobiliare Italiano  . . . . . . . . . . . . .                500             7,683

                                    Istituto Nazionale delle Assicurazioni . . . . . . . .              3,300             9,125

                                    Mediaset . . . . . . . . . . . . . . . . . . . . . . .              1,000             6,344

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________       ___________


                 Italy (continued)  Mediobanca . . . . . . . . . . . . . . . . . . . . . .                600     $       5,861

                                    Montedison . . . . . . . . . . . . . . . . . . . . . .              5,000             4,935

                                    Pirelli  . . . . . . . . . . . . . . . . . . . . . . .              1,700             4,850

                                    Riunione Adriatica di Sicurta  . . . . . . . . . . . .                500             5,803

                                    Telecom Italia . . . . . . . . . . . . . . . . . . . .              3,000            21,693

                                    Telecom Italia (RNC) . . . . . . . . . . . . . . . . .              1,000             5,065

                                    Telecom Italia Mobile  . . . . . . . . . . . . . . . .              5,300            30,795

                                    Telecom Italia Mobile (RNC)  . . . . . . . . . . . . .              2,000             7,094

                                    Unicredito Italiano  . . . . . . . . . . . . . . . . .              2,500            13,462

                                                                                                                   ____________

                                                                                                                        229,688

                                                                                                                   ____________

                      Japan--14.2%  Acom . . . . . . . . . . . . . . . . . . . . . . . . .              1,000            55,866

                                    Ajinomoto  . . . . . . . . . . . . . . . . . . . . . .              1,000             9,457

                                    Alps Electric  . . . . . . . . . . . . . . . . . . . .              1,000            13,765

                                    Aoyamma Trading  . . . . . . . . . . . . . . . . . . .              1,000            24,672

                                    Asahi Bank . . . . . . . . . . . . . . . . . . . . . .              5,000            16,734

                                    Asahi Breweries  . . . . . . . . . . . . . . . . . . .              1,000            14,288

                                    Asahi Chemical Industry  . . . . . . . . . . . . . . .              3,000            12,692

                                    Asahi Glass  . . . . . . . . . . . . . . . . . . . . .              2,000            11,156

                                    Bank of Tokyo-Mitsubishi . . . . . . . . . . . . . . .              9,000            83,489

                                    Bridgestone  . . . . . . . . . . . . . . . . . . . . .              2,000            44,023

                                    Canon  . . . . . . . . . . . . . . . . . . . . . . . .              2,000            37,844

                                    Casio Computer . . . . . . . . . . . . . . . . . . . .              1,000             6,368

                                    Chiba Bank . . . . . . . . . . . . . . . . . . . . . .              2,000             7,329

                                    Chugai Pharmaceutical  . . . . . . . . . . . . . . . .              1,000             9,096

                                    Citizen Watch  . . . . . . . . . . . . . . . . . . . .              1,000             5,527

                                    Credit Saison  . . . . . . . . . . . . . . . . . . . .              1,000            23,556

                                    Dai Nippon Printing  . . . . . . . . . . . . . . . . .              1,000            15,404

                                    Daiichi Pharmaceutical . . . . . . . . . . . . . . . .              1,000            16,691

                                    Daikin Industries  . . . . . . . . . . . . . . . . . .              1,000             7,904

                                    Dainippon Ink and Chemicals  . . . . . . . . . . . . .              2,000             4,806

                                    Daiwa House Industries . . . . . . . . . . . . . . . .              1,000            11,285

                                    Daiwa Securities . . . . . . . . . . . . . . . . . . .              3,000             8,496

                                    Denso  . . . . . . . . . . . . . . . . . . . . . . . .              2,000            37,673

                                    East Japan Railway . . . . . . . . . . . . . . . . . .                  8            47,439

                                    Ebara  . . . . . . . . . . . . . . . . . . . . . . . .              1,000             7,552

                                    Eisai  . . . . . . . . . . . . . . . . . . . . . . . .              1,000            15,687

                                    Fanuc  . . . . . . . . . . . . . . . . . . . . . . . .              1,000            30,035

                                    Fuji Bank  . . . . . . . . . . . . . . . . . . . . . .              6,000            22,964

                                    Fuji Photo Film  . . . . . . . . . . . . . . . . . . .              1,000            36,643

                                    Fujitsu  . . . . . . . . . . . . . . . . . . . . . . .              4,000            42,564

                                    Furukawa Electric  . . . . . . . . . . . . . . . . . .              2,000             5,973

                                    Gunma Bank . . . . . . . . . . . . . . . . . . . . . .              1,000             7,801

                                    Hankyu . . . . . . . . . . . . . . . . . . . . . . . .              2,000             8,255

                                    Hitachi  . . . . . . . . . . . . . . . . . . . . . . .              6,000            30,533

                                    Honda Motor  . . . . . . . . . . . . . . . . . . . . .              2,000            60,070

                                    Industrial Bank of Japan . . . . . . . . . . . . . . .              5,000            23,899

                                    Isetan . . . . . . . . . . . . . . . . . . . . . . . .              1,000             9,079

                                    Ito-Yokado . . . . . . . . . . . . . . . . . . . . . .              1,000            58,354

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________       ___________

                 Japan (continued)  Itochu . . . . . . . . . . . . . . . . . . . . . . . .              3,000     $       5,715

                                    JUSCO  . . . . . . . . . . . . . . . . . . . . . . . .              1,000            16,133

                                    Japan Airlines . . . . . . . . . . . . . . . . . . . .              4,000  (a)        9,955

                                    Joyo Bank  . . . . . . . . . . . . . . . . . . . . . .              2,000             6,900

                                    KOKUYO . . . . . . . . . . . . . . . . . . . . . . . .              1,000            13,301

                                    Kansai Electric Power  . . . . . . . . . . . . . . . .              2,000            42,822

                                    Kao  . . . . . . . . . . . . . . . . . . . . . . . . .              2,000            40,505

                                    Kawasaki Heavy Industries  . . . . . . . . . . . . . .              3,000             6,565

                                    Kawasaki Steel . . . . . . . . . . . . . . . . . . . .              6,000             9,525

                                    Kinden . . . . . . . . . . . . . . . . . . . . . . . .              1,000            13,387

                                    Kinki Nippon Railway . . . . . . . . . . . . . . . . .              3,000            15,447

                                    Kirin Brewery  . . . . . . . . . . . . . . . . . . . .              2,000            21,797

                                    Komatsu  . . . . . . . . . . . . . . . . . . . . . . .              2,000            10,813

                                    Kubota . . . . . . . . . . . . . . . . . . . . . . . .              3,000             6,642

                                    Kuraray  . . . . . . . . . . . . . . . . . . . . . . .              1,000            10,667

                                    Kyocera  . . . . . . . . . . . . . . . . . . . . . . .              1,000            44,195

                                    Makita . . . . . . . . . . . . . . . . . . . . . . . .              1,000            10,572

                                    Marui  . . . . . . . . . . . . . . . . . . . . . . . .              1,000            17,420

                                    Matsushita Electric Industrial . . . . . . . . . . . .              4,000            58,732

                                    Minebea  . . . . . . . . . . . . . . . . . . . . . . .              1,000             9,397

                                    Mitsubishi . . . . . . . . . . . . . . . . . . . . . .              3,000            15,884

                                    Mitsubishi Chemical  . . . . . . . . . . . . . . . . .              4,000             7,208

                                    Mitsubishi Electric  . . . . . . . . . . . . . . . . .              4,000  (a)        8,135

                                    Mitsubishi Estate  . . . . . . . . . . . . . . . . . .              2,000            18,141

                                    Mitsubishi Heavy Industries  . . . . . . . . . . . . .              6,000            23,170

                                    Mitsubishi Rayon . . . . . . . . . . . . . . . . . . .              2,000             5,338

                                    Mitsubishi Trust & Banking . . . . . . . . . . . . . .              2,000            13,507

                                    Mitsui & Co. . . . . . . . . . . . . . . . . . . . . .              3,000            16,013

                                    Mitsui Fudosan . . . . . . . . . . . . . . . . . . . .              2,000            13,284

                                    Mitsui Trust & Banking . . . . . . . . . . . . . . . .              3,000             3,913

                                    Murata Manufacturing . . . . . . . . . . . . . . . . .              1,000            33,725

                                    Mycal  . . . . . . . . . . . . . . . . . . . . . . . .              1,000             4,831

                                    NEC  . . . . . . . . . . . . . . . . . . . . . . . . .              3,000            22,218

                                    NGK Insulators . . . . . . . . . . . . . . . . . . . .              1,000            11,113

                                    NGK Spark Plug . . . . . . . . . . . . . . . . . . . .              1,000             9,311

                                    NKK  . . . . . . . . . . . . . . . . . . . . . . . . .              7,000             4,205

                                    NSK  . . . . . . . . . . . . . . . . . . . . . . . . .              2,000             6,436

                                    Nagoya Railroad  . . . . . . . . . . . . . . . . . . .              2,000             6,882

                                    Nikon  . . . . . . . . . . . . . . . . . . . . . . . .              1,000             9,148

                                    Nippon Express . . . . . . . . . . . . . . . . . . . .              2,000            11,242

                                    Nippon Oil . . . . . . . . . . . . . . . . . . . . . .              2,000             6,951

                                    Nippon Paper Industries  . . . . . . . . . . . . . . .              2,000             7,998

                                    Nippon Steel . . . . . . . . . . . . . . . . . . . . .             13,000            22,647

                                    Nippon Telegraph & Telephone . . . . . . . . . . . . .                 24           187,831

                                    Nippon Yusen Kaisha  . . . . . . . . . . . . . . . . .              2,000             6,625

                                    Nissan Motor . . . . . . . . . . . . . . . . . . . . .              5,000            13,559

                                    Nissin Food Products . . . . . . . . . . . . . . . . .              1,000            19,866

                                    Nomura Securities  . . . . . . . . . . . . . . . . . .              4,000            30,207

                                    Obayashi . . . . . . . . . . . . . . . . . . . . . . .              2,000             8,444

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________       ___________

                 Japan (continued)  Odakyu Electric Railway  . . . . . . . . . . . . . . .              2,000     $       7,002

                                    Oji Paper  . . . . . . . . . . . . . . . . . . . . . .              2,000             8,152

                                    Olympus Optical  . . . . . . . . . . . . . . . . . . .              1,000            10,298

                                    Omron  . . . . . . . . . . . . . . . . . . . . . . . .              1,000             9,697

                                    Osaka Gas  . . . . . . . . . . . . . . . . . . . . . .              5,000            16,047

                                    77 Bank  . . . . . . . . . . . . . . . . . . . . . . .              1,000             9,448

                                    Sakura Bank  . . . . . . . . . . . . . . . . . . . . .              7,000            17,420

                                    Sankyo . . . . . . . . . . . . . . . . . . . . . . . .              1,000            22,569

                                    Sanyo Electric . . . . . . . . . . . . . . . . . . . .              4,000            11,259

                                    Sekisui Chemical . . . . . . . . . . . . . . . . . . .              2,000            10,898

                                    Sekisui House  . . . . . . . . . . . . . . . . . . . .              1,000             9,963

                                    Sharp  . . . . . . . . . . . . . . . . . . . . . . . .              2,000            15,103

                                    Shimizu  . . . . . . . . . . . . . . . . . . . . . . .              2,000             6,470

                                    Shin-Etsu Chemical . . . . . . . . . . . . . . . . . .              1,000            19,909

                                    Shionogi & Co. . . . . . . . . . . . . . . . . . . . .              1,000             7,371

                                    Shiseido . . . . . . . . . . . . . . . . . . . . . . .              1,000            10,950

                                    Shizuoka Bank  . . . . . . . . . . . . . . . . . . . .              1,000            11,525

                                    Sony . . . . . . . . . . . . . . . . . . . . . . . . .              1,000            63,503

                                    Sumitomo . . . . . . . . . . . . . . . . . . . . . . .              2,000             9,577

                                    Sumitomo Bank  . . . . . . . . . . . . . . . . . . . .              6,000            58,955

                                    Sumitomo Chemical  . . . . . . . . . . . . . . . . . .              3,000            10,040

                                    Sumitomo Electric Industries . . . . . . . . . . . . .              1,000            11,070

                                    Sumitomo Marine & Fire Insurance . . . . . . . . . . .              1,000             5,853

                                    Sumitomo Metal Industries  . . . . . . . . . . . . . .              6,000             6,385

                                    Taisho Pharmaceutical  . . . . . . . . . . . . . . . .              1,000            26,774

                                    Takashimaya  . . . . . . . . . . . . . . . . . . . . .              1,000             7,517

                                    Takeda Chemical Industries . . . . . . . . . . . . . .              2,000            65,048

                                    Teijin . . . . . . . . . . . . . . . . . . . . . . . .              2,000             6,591

                                    Tohoku Electric Power  . . . . . . . . . . . . . . . .              1,000            17,463

                                    Tokai Bank . . . . . . . . . . . . . . . . . . . . . .              4,000            19,772

                                    Tokio Marine & Fire Insurance  . . . . . . . . . . . .              3,000            34,111

                                    Tokyo Electric Power . . . . . . . . . . . . . . . . .              3,000            75,946

                                    Tokyo Gas  . . . . . . . . . . . . . . . . . . . . . .              5,000            12,829

                                    Tokyu  . . . . . . . . . . . . . . . . . . . . . . . .              2,000             5,012

                                    Toppan Printing  . . . . . . . . . . . . . . . . . . .              1,000            10,255

                                    Toray Industries . . . . . . . . . . . . . . . . . . .              3,000            13,953

                                    Tostem . . . . . . . . . . . . . . . . . . . . . . . .              1,000            15,490

                                    Toto . . . . . . . . . . . . . . . . . . . . . . . . .              1,000             7,414

                                    Toyo Seikan Kaisha . . . . . . . . . . . . . . . . . .              1,000            17,978

                                    Toyota Motor . . . . . . . . . . . . . . . . . . . . .              7,000           168,197

                                    Uny  . . . . . . . . . . . . . . . . . . . . . . . . .              1,000            16,305

                                    Yamaguchi Bank . . . . . . . . . . . . . . . . . . . .              1,000            10,298

                                    Yamanouchi Pharmaceutical  . . . . . . . . . . . . . .              1,000            28,662

                                    Yamato Transport . . . . . . . . . . . . . . . . . . .              1,000            12,048

                                                                                                                   ____________

                                                                                                                      2,744,418

                                                                                                                   ____________

                     Malaysia--.1%  Malayan Banking  . . . . . . . . . . . . . . . . . . .              5,000             4,236

                                    Telekom Malaysia . . . . . . . . . . . . . . . . . . .              4,000             5,009

                                    Tenaga Nasional  . . . . . . . . . . . . . . . . . . .              4,000             3,167

                                                                                                                   ____________

                                                                                                                         12,412

                                                                                                                   ____________

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________       ___________

                  Netherlands--.9%  ABN-AMRO . . . . . . . . . . . . . . . . . . . . . . .                740     $      13,867

                                    Akzo Nobel . . . . . . . . . . . . . . . . . . . . . .                160             6,219

                                    Elsevier . . . . . . . . . . . . . . . . . . . . . . .                350             4,929

                                    Getronics  . . . . . . . . . . . . . . . . . . . . . .                 50             2,075

                                    Heineken . . . . . . . . . . . . . . . . . . . . . . .                180             9,589

                                    ING Groep  . . . . . . . . . . . . . . . . . . . . . .                502            24,298

                                    KPN  . . . . . . . . . . . . . . . . . . . . . . . . .                246             9,562

                                    Koninklijke Ahold  . . . . . . . . . . . . . . . . . .                311            10,341

                                    Koninklijke (Royal) Philips Electronics  . . . . . . .                195            10,378

                                    Royal Dutch Petroleum  . . . . . . . . . . . . . . . .              1,160            56,022

                                    TNT Post . . . . . . . . . . . . . . . . . . . . . . .                240             6,425

                                    Unilever . . . . . . . . . . . . . . . . . . . . . . .                360            26,715

                                    Wolters Kluwer . . . . . . . . . . . . . . . . . . . .                 40             7,753

                                                                                                                   ____________

                                                                                                                        188,173

                                                                                                                   ____________

                  New Zealand--.0%  Telecom Corporation of New Zealand . . . . . . . . . .              2,000             8,206

                                                                                                                   ____________

                       Norway--.1%  Den Norske Bank  . . . . . . . . . . . . . . . . . . .              1,100             3,865

                                    Norsk Hydro  . . . . . . . . . . . . . . . . . . . . .                200             8,681

                                                                                                                   ____________

                                                                                                                         12,546

                                                                                                                   ____________

                     Portugal--.2%  BPI-SGPS . . . . . . . . . . . . . . . . . . . . . . .                200             6,138

                                    Banco Comercial Portugues  . . . . . . . . . . . . . .                300             9,399

                                    Banco Espirito Santo e Comercial de Lisboa . . . . . .                200             5,914

                                    Electricidade de Portugal  . . . . . . . . . . . . . .                300             7,547

                                    Portugal Telecom . . . . . . . . . . . . . . . . . . .                200             9,484

                                                                                                                   ____________

                                                                                                                         38,482

                                                                                                                   ____________

                    Singapore--.2%  Development Bank of Singapore  . . . . . . . . . . . .              1,000             6,264

                                    Oversea-Chinese Banking  . . . . . . . . . . . . . . .              2,000             8,721

                                    Singapore Airlines . . . . . . . . . . . . . . . . . .              1,000             6,141

                                    Singapore Press Holdings . . . . . . . . . . . . . . .                900             7,793

                                    Singapore Telecommunications . . . . . . . . . . . . .              5,000             8,629

                                                                                                                   ____________

                                                                                                                         37,548

                                                                                                                   ____________

                        Spain--.9%  Autopistas, Concesionaria Espanola . . . . . . . . . .                500             8,167

                                    Banco Bilbao Vizcaya . . . . . . . . . . . . . . . . .              1,500            20,196

                                    Banco Central Hispanoamericano . . . . . . . . . . . .                900             9,917

                                    Banco Santander  . . . . . . . . . . . . . . . . . . .              1,020            18,648

                                    Corporacion Bancaria de Espana . . . . . . . . . . . .                400             8,688

                                    Endesa . . . . . . . . . . . . . . . . . . . . . . . .                800            20,125

                                    Fomento de Construcciones y Contratas  . . . . . . . .                200            10,516

                                    Gas Natural SDG, Cl. E . . . . . . . . . . . . . . . .                100             8,595

                                    Iberdrola  . . . . . . . . . . . . . . . . . . . . . .                700            11,285

                                    Repsol . . . . . . . . . . . . . . . . . . . . . . . .                200            10,020

                                    Sociedad General de Aguas de Barcelona . . . . . . . .                200            10,643

                                    Sociedad General de Aguas de Barcelona (Rights)  . . .                200                99

                                    Tabacalera, Cl. A  . . . . . . . . . . . . . . . . . .                300             7,228

                                    Telefonica . . . . . . . . . . . . . . . . . . . . . .                800            36,054

                                                                                                                   ____________

                                                                                                                        180,181

                                                                                                                   ____________

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------


STATEMENT OF INVESTMENTS (CONTINUED)  OCTOBER   31,  1998

Common Stocks (continued)                                                                           Shares            Value
-------------------------------------------------------                                          ____________       ___________

                       Sweden--.9%  ABB, Cl. A . . . . . . . . . . . . . . . . . . . . . .                600     $       6,332

                                    ABB, Cl. B . . . . . . . . . . . . . . . . . . . . . .                500             5,277

                                    AGA, Cl. A . . . . . . . . . . . . . . . . . . . . . .                400             5,526

                                    Astra, Cl. A . . . . . . . . . . . . . . . . . . . . .              1,100            17,801

                                    Astra, Cl. B . . . . . . . . . . . . . . . . . . . . .                400             6,268

                                    Drott, Cl. B . . . . . . . . . . . . . . . . . . . . .                200  (a)        1,535

                                    ForenungsSparbanken  . . . . . . . . . . . . . . . . .                300             8,117

                                    Hennes & Mauritz, Cl. B  . . . . . . . . . . . . . . .                200            14,072

                                    NetCom, Cl. B  . . . . . . . . . . . . . . . . . . . .                300  (a)       11,244

                                    Sandvik, Cl. A . . . . . . . . . . . . . . . . . . . .                300             6,159

                                    Securitas, Cl. B . . . . . . . . . . . . . . . . . . .                800             9,825

                                    Skandinaviska Enskilda Banken, Cl. A . . . . . . . . .                500             5,053

                                    Skanska, Cl. B . . . . . . . . . . . . . . . . . . . .                200             6,575

                                    Stora Kopparbergs Bergslags Aktiebolag, Cl. A  . . . .                400             4,401

                                    Svenska Cellulosa, Cl. B . . . . . . . . . . . . . . .                300             7,023

                                    Svenska Handelsbanken, Cl. A . . . . . . . . . . . . .                200             8,405

                                    Telefonaktiebolaget LM Ericsson, Cl. B . . . . . . . .              1,600            36,024

                                    Volvo, Cl. A . . . . . . . . . . . . . . . . . . . . .                300             6,294

                                    Volvo, Cl. B . . . . . . . . . . . . . . . . . . . . .                200             4,311

                                                                                                                   ____________

                                                                                                                        170,242

                                                                                                                   ____________

                 Switzerland--9.6%  ABB  . . . . . . . . . . . . . . . . . . . . . . . . .                 35            41,921

                                    Adecco . . . . . . . . . . . . . . . . . . . . . . . .                 70            27,913

                                    Alusuisse Lonza  . . . . . . . . . . . . . . . . . . .                 30  (a)       34,293

                                    Credit Suisse  . . . . . . . . . . . . . . . . . . . .                845           129,945

                                    Holderbank Financiere Glarus . . . . . . . . . . . . .                 30            33,429

                                    Nestle . . . . . . . . . . . . . . . . . . . . . . . .                145           308,374

                                    Novartis . . . . . . . . . . . . . . . . . . . . . . .                220           396,396

                                    Novartis (Bearer)  . . . . . . . . . . . . . . . . . .                 25            45,008

                                    Roche  . . . . . . . . . . . . . . . . . . . . . . . .                 26           303,353

                                    Roche (Bearer) . . . . . . . . . . . . . . . . . . . .                  6           108,773

                                    Societe Generale de Surveillance . . . . . . . . . . .                 10             7,045

                                    Sulzer . . . . . . . . . . . . . . . . . . . . . . . .                 20            11,520

                                    Swatch . . . . . . . . . . . . . . . . . . . . . . . .                100            13,680

                                    Schweizerische Rueckversicherungs-Gesellschaft . . . .                 55           122,493

                                    UBS  . . . . . . . . . . . . . . . . . . . . . . . . .                695           190,661

                                    Zurich Allied  . . . . . . . . . . . . . . . . . . . .                125            75,967

                                                                                                                   ____________

                                                                                                                      1,850,771

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                        (cost $6,013,896)  . . . . . . . . . . . . . . . .                         $  5,888,475

                                                                                                                   ____________

                                                                                                                   ____________

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)OCTOBER   31,  1998

                                                                                                  Principal

Bonds and Notes--7.4%                                                                               Amount             Value
-------------------------------------------------------                                          ____________       ___________

                  Netherlands--1.0% Netherlands Government, Bonds,

                                        5.75%, 2/15/07 . . . . . . . . . . . . . . . . . .     $      250,000  (c)   $  148,168

                                    Netherlands Government, Bonds,

                                        7.50%, 4/15/10 . . . . . . . . . . . . . . . . . .             60,000  (c)       41,122

                                                                                                                   ____________

                                                                                                                        189,290

                                                                                                                   ____________

               United States--6.4%  U.S. Treasury, Notes,

                                        6.50%, 8/15/05 . . . . . . . . . . . . . . . . . .          1,105,000         1,234,263

                                                                                                                   ____________

                                    TOTAL BONDS AND NOTES

                                        (cost $1,334,673)  . . . . . . . . . . . . . . . .                         $  1,423,553

                                                                                                                   ____________


Short-Term Investments--62.4%
-------------------------------------------------------

           Commercial Paper--55.6%  A1 Credit, 5.02%, 1/5/99 . . . . . . . . . . . . . . .     $      400,000     $     396,374

                                    Allied Domecq, 5.09%, 11/25/98 . . . . . . . . . . . .            800,000           797,285

                                    American Honda Finance, 5.08%, 1/13/99 . . . . . . . .            800,000           791,759

                                    Coca-Cola, 4.97%, 12/15/98 . . . . . . . . . . . . . .            800,000           795,141

                                    Dupont International, 5.01%, 12/16/98  . . . . . . . .            800,000           794,990

                                    Ford Credit Europe, 5.11%, 1/6/99  . . . . . . . . . .          4,000,000         3,962,527

                                    GE Capital, 5.04%, 12/15/98  . . . . . . . . . . . . .            800,000           795,072

                                    Paccar, 5.05%, 11/25/98  . . . . . . . . . . . . . . .            800,000           797,307

                                    Weyerhauser, 5.05%, 11/25/98 . . . . . . . . . . . . .            800,000           797,307

                                    Xerox Capital, 5.04%, 12/22/98 . . . . . . . . . . . .            800,000           794,288

                                                                                                                   ____________

                                                                                                                     10,722,050

                                                                                                                   ____________


         U.S. Treasury Bills--6.8%  3.61%, 12/10/98  . . . . . . . . . . . . . . . . . . .            800,000  (b)      796,696

                                    4.47%, 12/17/98  . . . . . . . . . . . . . . . . . . .            121,000           120,408

                                    4.48%, 12/24/98  . . . . . . . . . . . . . . . . . . .            266,000           264,423

                                    4.21%, 1/28/99 . . . . . . . . . . . . . . . . . . . .            138,000           136,592

                                                                                                                   ____________

                                                                                                                      1,318,119

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                        (cost $12,040,054) . . . . . . . . . . . . . . . .                          $12,040,169

                                                                                                                   ____________

TOTAL INVESTMENTS (cost $19,388,623) . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.3%       $19,352,197

                                                                                                      _______      ____________


LIABILITIES, LESS CASH AND RECEIVABLES . . . . . . . . . . . . . . . . . . . . . . . . . .                (.3%)   $     (64,048)

                                                                                                      _______      ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%       $19,288,149

                                                                                                      _______      ____________

NOTES TO STATEMENT OF INVESTMENTS:
-----------------------------------------------------------------------------

(a) Non-income producing.

(b) Partially held by custodian in a segregated account as collateral for open financial futures positions.

(c) Denominated in Dutch Guilders.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

  STATEMENT OF FINANCIAL FUTURES                               OCTOBER 31, 1998


                                                                                                                  Unrealized

                                                             Number         Market Value                         Appreciation

                                                               of            Covered by                         (Depreciation)

Financial Futures Long:                                     Contracts         Contracts         Expiration        at 10/31/98
____________________                                        ________         ___________         _________       ____________
Australian All Ordinaries. . . . . . . . . . . . . . . .          2         $      79,239      December '98        $    2,956

Australian 10 Year Bond. . . . . . . . . . . . . . . . .          1               551,514      December '98             5,321

CAC 40 . . . . . . . . . . . . . . . . . . . . . . . . .         23               728,892      December '98            68,213

Financial Times Stock Exchange 100 . . . . . . . . . . .          6               551,208      December '98            24,233

French 10 Year Bond. . . . . . . . . . . . . . . . . . .          7               659,510      December '98            10,520

German 10 Year Bond. . . . . . . . . . . . . . . . . . .          3               497,068      December '98             4,295

Dax 30 . . . . . . . . . . . . . . . . . . . . . . . . .          6             1,679,809      December '98             7,746

S&P 500. . . . . . . . . . . . . . . . . . . . . . . . .         18             4,973,400      December '98           470,776

Topix. . . . . . . . . . . . . . . . . . . . . . . . . .          9               684,569      December '98           (67,483)

Toronto 35 Stock . . . . . . . . . . . . . . . . . . . .          5               568,442      December '98            16,083

U.S. 10 Year Note. . . . . . . . . . . . . . . . . . . .          6               722,250      December '98             1,907

                                                                                                                    _________

                                                                                                                     $544,567
                                                                                                                    _________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                          OCTOBER 31, 1998

                                                                                                    Cost             Value
                                                                                                _____________    ______________
ASSETS:                          Investments in securities--See Statement of Investments . .      $19,388,623       $19,352,197

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                                  443

                                 Cash denominated in foreign currencies  . . . . . . . . .                 68                68

                                 Receivable for futures variation margin--Note 3(a)  . . .                              121,795

                                 Receivable for investment securities sold . . . . . . . .                              109,189

                                 Dividends and interest receivable . . . . . . . . . . . .                               32,830

                                 Prepaid expenses--Note 1(f) . . . . . . . . . . . . . . .                               65,273

                                                                                                                  _____________

                                                                                                                     19,681,795

                                                                                                                  _____________

LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               15,458

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                8,391

                                 Net unrealized depreciation on forward currency
                                   exchange contracts--Note 3(a) . . . . . . . . . . . . .                              294,268

                                 Payable for investment securities purchased . . . . . . .                               46,219

                                 Accrued expenses and other liabilities  . . . . . . . . .                               29,310

                                                                                                                  _____________

                                                                                                                        393,646

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $19,288,149

                                                                                                                  _____________


REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                          $20,001,300

                                 Accumulated undistributed investment income--net  . . . .                              125,780

                                 Accumulated net realized gain (loss) on investments
                                   and foreign currency transactions . . . . . . . . . . .                           (1,053,636)

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments, forward currency exchange contracts
                                   and foreign currency transactions (including $544,567
                                   net unrealized appreciation on financial futures) . . .                              214,705

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $19,288,149

                                                                                                                  _____________


                                                NET ASSET VALUE PER SHARE
                                 ------------------------------------------------------------

                                                              Class A            Class B           Class C           Class R
                                                             ___________      ____________       ____________      ____________
Net Assets . . . . . . . . . . . . . . . . . . . . . .        $6,758,292        $6,739,750         $1,925,627        $3,864,480

Shares Outstanding . . . . . . . . . . . . . . . . . .           560,105           560,000            160,000           320,000

NET ASSET VALUE PER SHARE. . . . . . . . . . . . . . .            $12.07            $12.04             $12.04            $12.08
                                                                 _______           _______            _______           _______



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998


INVESTMENT INCOME
INCOME:                          Interest  . . . . . . . . . . . . . . . . . . . .         $    244,327

                                 Cash dividends (net of $2,296 foreign taxes
                                     withheld at source) . . . . . . . . . . . . .               13,120

                                                                                           ____________

                                        Total Income . . . . . . . . . . . . . . .                               $    257,447

EXPENSES:                        Management fee--Note 2(a) . . . . . . . . . . . .               65,756

                                 Distribution fees--Note 2(b)  . . . . . . . . . .               22,174

                                 Registration fees . . . . . . . . . . . . . . . .               15,564

                                 Auditing fees . . . . . . . . . . . . . . . . . .               15,000

                                 Shareholder servicing costs--Note 2(c)  . . . . .               13,573

                                 Custodian fees  . . . . . . . . . . . . . . . . .               13,490

                                 Prospectus and shareholders' reports  . . . . . .                2,177

                                 Organization expense--Note 1(f) . . . . . . . . .                1,757

                                 Legal fees  . . . . . . . . . . . . . . . . . . .                  981

                                 Directors' fees and expenses--Note 2(d) . . . . .                  784

                                 Miscellaneous . . . . . . . . . . . . . . . . . .                1,204

                                                                                           ____________

                                        Total Expenses . . . . . . . . . . . . . .              152,460

                                 Less--reduction in management fee due to
                                    undertaking--Note 2(a) . . . . . . . . . . . .              (20,793)

                                                                                           ____________

                                        Net Expenses . . . . . . . . . . . . . . .                                    131,667

                                                                                                                _____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                    125,780

                                                                                                                _____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments and
                                    foreign currency transactions  . . . . . . . .        $      17,858

                                 Net realized gain (loss) on forward currency
                                    exchange contracts . . . . . . . . . . . . . .               (3,954)

                                 Net realized gain (loss) on financial futures . .           (1,067,540)

                                                                                           ____________

                                        Net Realized Gain (Loss) . . . . . . . . .                                 (1,053,636)

                                 Net unrealized appreciation (depreciation) on
                                    investments, forward currency exchange
                                    contracts and foreign currency transactions
                                    (including $544,567 net unrealized
                                    appreciation on financial futures) . . . . . .                                    214,705

                                                                                                                 ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                   (838,931)

                                                                                                                _____________

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . .                              $    (713,151)

                                                                                                                _____________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998



OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     125,780

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,053,636)

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . . . . . . . . . . . . . . . .        214,705

                                                                                                                   ____________

          Net Increase (Decrease) in Net Assets Resulting from Operations  . . . . . . . . . . . . . . . . . . .       (713,151)

                                                                                                                   ____________


CAPITAL STOCK TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7,001,300

       Class B shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7,000,000

       Class C shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,000,000

       Class R shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4,000,000

                                                                                                                   ____________

          Increase (Decrease) in Net Assets from Capital Stock Transactions  . . . . . . . . . . . . . . . . . .     20,001,300

                                                                                                                   ____________

             Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19,288,149

NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        --

                                                                                                                   ____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $19,288,149

                                                                                                                   ____________


UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $     125,780

                                                                                                                   ____________




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

FROM JUNE 29, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998



CAPITAL SHARE TRANSACTIONS:

  Class A
  -----

   Shares sold . . . . . . . .        560,105

                                     ________


   Class B
   --------

   Shares sold . . . . . . . .        560,000

                                     ________

   Class C
   --------

   Shares sold . . . . . . . .        160,000

                                     ________

   Class R
   --------

   Shares sold . . . . . . . .        320,000

                                     ________



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained  below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from June 29, 1998 (commencement of operations) to October 31, 1998. This information has been derived from the Fund's financial statements.


PER SHARE DATA:                                                                Class A       Class B      Class C      Class R

                                                                            ________      _______      _______       _______
   Net asset value, beginning of period  . . . . . . . . . . . . . . . . .    $12.50       $12.50       $12.50        $12.50

                                                                           ________       _______      _______       _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . .      .09           .06          .06           .10

   Net realized and unrealized gain (loss) on investments  . . . . . . . .     (.52)         (.52)        (.52)         (.52)

                                                                           ________       _______      _______       _______

   Total from Investment Operations  . . . . . . . . . . . . . . . . . . .     (.43)         (.46)        (.46)         (.42)

                                                                           ________       _______      _______       _______

   Net asset value, end of period  . . . . . . . . . . . . . . . . . . . .   $12.07        $12.04       $12.04        $12.08

                                                                           ________       _______      _______       _______


TOTAL INVESTMENT RETURN(1) . . . . . . . . . . . . . . . . . . . . . . . .    (3.44%)(2)    (3.68%)(2)   (3.68%)(2)    (3.36%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets(1)  . . . . . . . . . . . . . .      .59%          .84%         .84%          .50%

   Ratio of net investment income to average net assets(1) . . . . . . . .      .75%          .50%         .50%          .84%

   Decrease reflected in above expense ratio due to undertakings
       by Dreyfus(1) . . . . . . . . . . . . . . . . . . . . . . . . . . .      .11%          .11%         .11%          .11%

   Portfolio Turnover Rate(1)  . . . . . . . . . . . . . . . . . . . . . .    12.26%        12.26%       12.26%        12.26%

   Net Assets, end of period (000's Omitted) . . . . . . . . . . . . . . .   $6,758        $6,740       $1,926        $3,864

---------------

(1)  Not annualized.

(2)  Exclusive of sales load.



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Global Allocation Fund (the "Fund") is a separate diversified portfolio of Dreyfus Premier International Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering three series including the Fund which commenced operations on June 29, 1998. The Fund' s investment objective is total return. The Dreyfus Corporation (" Dreyfus" ) serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation.

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund' s shares. The Fund is authorized to issue 125 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase, Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 1998, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held the following shares:

    Class A ............. 560,000  Class C .................  160,000

    Class B ............. 560,000  Class R .................  320,000

  The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund' s operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

  (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS PREMIER GLOBAL ALLOCATION FUND
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Fund received net earnings credit of $10,864 during the period ended October 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

  The Fund has an unused capital loss carryover of approximately $580,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1998. If not applied, the carryover expires in fiscal 2006.

  (F) OTHER: Organization expenses paid by the Fund are included in prepaid expenses and are being amortized to operations from June 29, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. At October 31, 1998, the unamortized balance of such expenses amounted to $18,000.

  NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. Dreyfus had undertaken from June 29, 1998 through October 31, 1998 to reduce the management fee paid by the Fund, to the extent that the Fund' s aggregate expenses, excluding 12b-1 distribution fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses exceeded an annual rate of 2.00% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $20,793 during the period ended October 31, 1998.

  (B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended October 31, 1998, Class B and Class C shares were charged $17,246 and $4,928, respectively, pursuant to the Plan.

  (C) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A, Class B and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1998, Class A, Class B and Class C shares were charged $5,757, $5,749 and $1,642, respectively, pursuant to the Shareholder Services Plan.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1998, the Fund was charged $85 pursuant to the transfer agency agreement.

  (D) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

NOTE 3--SECURITIES TRANSACTIONS:

  (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward currency exchange contracts, during the period ended October 31, 1998, amounted to $8,053,309 and $721,052, respectively.

  The following summarizes open forward currency exchange contracts at October 31, 1998:

                                                                                                                  Unrealized

                                                        Foreign Currency                                         Appreciation

Forward Currency Exchange Contracts                          Amount             Cost               Value        (Depreciation)

_________________________________                            ________          ________           ________       ____________

Purchases:
_____
   Australian Dollars, expiring 12/29/98 . . . . . . . .         283,000      $  168,611          $  176,266        $   7,655

   Canadian Dollars, expiring 12/29/98 . . . . . . . . .         830,500         544,005             536,880           (7,125)

   German Deutsche Marks, expiring 12/29/98  . . . . . .       3,668,450       2,186,008           2,220,866           34,858

   French Francs, expiring 12/29/98  . . . . . . . . . .       7,641,950       1,394,847           1,378,935          (15,912)

   British Pounds, expiring 12/29/98 . . . . . . . . . .         651,980       1,092,132           1,088,846           (3,286)

Sales:                                                                          Proceeds
_____                                                                           ________

   Swiss Francs, expiring 11/4/98  . . . . . . . . . . .         141,557         104,514             104,532              (18)

   Swiss Francs, expiring 12/29/98 . . . . . . . . . . .       2,438,000       1,762,834           1,811,561          (48,727)

   Japanese Yen, expiring 12/29/98 . . . . . . . . . . .     225,456,000       1,692,168           1,947,279         (255,111)

   Dutch Guilder, expiring 12/29/98  . . . . . . . . . .         776,000         410,246             416,848           (6,602)

                                                                                                                    _________

       Total . . . . . . . . . . . . . . . . . . . . . .                                                            $(294,268)
                                                                                                                    _________

The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

  The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or DREYFUS PREMIER GLOBAL ALLOCATION FUND
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NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 1998 are set forth in the Statement of Financial Futures.

  (B) At October 31, 1998, accumulated net unrealized appreciation on investments, forward currency exchange contracts and financial futures was $213,873, consisting of $1,167,312 gross unrealized appreciation and $953,439 gross unrealized depreciation.

  At October 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER GLOBAL ALLOCATION FUND
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REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF DIRECTORS

DREYFUS PREMIER GLOBAL ALLOCATION FUND

  We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Global Allocation Fund (one of the series constituting Dreyfus Premier International Funds, Inc.) as of October 31, 1998, and the related statements of operations and changes in net assets and financial highlights for the period from June 29, 1998 (commencement of operations) to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Global Allocation Fund at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period from June 29, 1998 to October 31, 1998, in conformity with generally accepted accounting principles.





New York, New York

December 8, 1998




DREYFUS PREMIER

GLOBAL ALLOCATION FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                         545/546AR9810

                                 ANNUAL REPORT
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                                DREYFUS PREMIER

                               GLOBAL ALLOCATION

                                     FUND
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                               OCTOBER 31, 1998

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